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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-32216) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 23

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 26

                        VANGUARD VARIABLE INSURANCE FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON JUNE 28, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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                                        VANGUARD(R) VARIABLE INSURANCE FUND

                                        JUNE 28, 2002






This prospectus
contains financial data
for the Portfolios through
the fiscal period ended
December 31, 2001.

prospectus

MONEY MARKET PORTFOLIO

SHORT-TERM CORPORATE PORTFOLIO

TOTAL BOND MARKET INDEX PORTFOLIO

HIGH YIELD BOND PORTFOLIO

BALANCED PORTFOLIO

EQUITY INCOME PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO

EQUITY INDEX PORTFOLIO

MID-CAP INDEX PORTFOLIO

GROWTH PORTFOLIO

SMALL COMPANY GROWTH PORTFOLIO

INTERNATIONAL PORTFOLIO

REIT INDEX PORTFOLIO

          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                        [THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
Prospectus
June 28, 2002

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  CONTENTS
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  1  AN INTRODUCTION TO VANGUARD          10 GROWTH PORTFOLIO                   20 OVERVIEW OF THE BALANCED
     VARIABLE INSURANCE FUND                                                       PORTFOLIO
                                          11 SMALL COMPANY GROWTH
  1  PORTFOLIO PROFILES                      PORTFOLIO                          21 OVERVIEW OF THE STOCK
                                                                                   PORTFOLIOS
     1  MONEY MARKET PORTFOLIO            12 INTERNATIONAL PORTFOLIO
                                                                             28 TURNOVER RATE
     2  SHORT-TERM CORPORATE
        PORTFOLIO                         13 REIT INDEX PORTFOLIO            28 THE PORTFOLIOS AND
                                                                                VANGUARD
     3  TOTAL BOND MARKET INDEX           14 MORE ON THE PORTFOLIOS
        PORTFOLIO                                                            29 INVESTMENT ADVISERS
                                          15 MARKET RISK
     4  HIGH YIELD BOND PORTFOLIO                                            32 TAXES
                                          15 MANAGER RISK
     5  BALANCED PORTFOLIO                                                   32 SHARE PRICE
                                          15 FUTURES AND OPTIONS
     6  EQUITY INCOME PORTFOLIO              CONTRACTS                       33 FINANCIAL HIGHLIGHTS

     7  DIVERSIFIED VALUE PORTFOLIO       16 OVERVIEW OF THE MONEY           40 GENERAL INFORMATION
                                             MARKET PORTFOLIO
     8  EQUITY INDEX PORTFOLIO                                               41 GLOSSARY OF INVESTMENT TERMS
                                          16 OVERVIEW OF THE BOND
     9  MID-CAP INDEX PORTFOLIO              PORTFOLIOS
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Variable Insurance Fund. To highlight terms and concepts important to mutual fund investors, we have provided "PlainTalk(R)" explanations along the way. Reading the prospectus will help you decide which portfolio, if any, is the right investment for you. We suggest that you keep it for future reference.
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1

AN INTRODUCTION TO VANGUARD VARIABLE INSURANCE FUND

This prospectus explains the investment objectives, policies, strategies, and risks associated with the 13 Portfolios that make up Vanguard Variable Insurance Fund (the Fund). The Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through such a contract as offered by an insurance company.
     Following this introductory section you'll find Portfolio Profiles. The Profiles summarize important facts about each Portfolio, including information about its investment objective, policies, strategies, risks, and past performance.
     The Portfolios of Vanguard Variable Insurance Fund are entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolios' investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
     More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about share pricing and Financial Highlights for each Portfolio.

A NOTE ON FEES
As an investor in any of the Portfolios, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in a Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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PORTFOLIO PROFILE--MONEY MARKET PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Money Market Portfolio.

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for money market funds.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Portfolio, because it invests only in high-quality securities.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

2

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Money Market Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

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                              ANNUAL TOTAL RETURNS
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                               1992         3.66%
                               1993         3.04%
                               1994         4.20%
                               1995         5.88%
                               1996         5.43%
                               1997         5.55%
                               1998         5.50%
                               1999         5.18%
                               2000         6.47%
                               2001         4.35%
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     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.69% (quarter ended December 31, 2001).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
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                                          1 YEAR       5 YEARS       10 YEARS
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     Money Market Portfolio                4.35%        5.41%          4.92%
     Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index             4.09         5.02           4.69
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     If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Variable Insurance Fund Associate at 1-800-522-5555.

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PORTFOLIO PROFILE--SHORT-TERM CORPORATE PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Short-Term Corporate Portfolio.

INVESTMENT OBJECTIVE
The Short-Term Corporate Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio, because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

3

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Short-Term Corporate Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

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                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000         8.17%
                               2001         7.85%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.00% (quarter ended December 31, 2001).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
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                                                   1 YEAR     SINCE INCEPTION*
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     Short-Term Corporate Portfolio                 7.85%           6.25%
     Lehman Brothers 1-5 Year U.S. Credit Index     9.73            7.04
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     *February 8, 1999.
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PORTFOLIO PROFILE--TOTAL BOND MARKET INDEX PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund--Total Bond Market Index Portfolio. (Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.)

INVESTMENT OBJECTIVE
The Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passively managed"--or index--approach, by holding a sample of bonds that seeks to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures the total universe of public investment-grade fixed income securities in the United States--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of more than 1 year.
     The Portfolio invests at least 80% of its total assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in bonds whose characteristics and risks--including maturity, credit quality, and issuer type--are similar to those in the Index. To the extent that the Portfolio invests outside the Index, it may employ active-management strategies. The Index and non-Index securities, in combination, will have characteristics and risks similar to those of the Index. The Portfolio maintains a dollar-weighted average maturity of between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk should be moderate for the Portfolio.

4

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio.
- Prepayment risk, which is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk should be moderate for the Portfolio.
- Index sampling risk, which is the chance that the securities selected for the Portfolio will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the High-Grade Bond Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

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                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         6.38%
                               1993         9.40%
                               1994        -2.68%
                               1995        18.04%
                               1996         3.53%
                               1997         9.41%
                               1998         8.30%
                               1999        -0.80%
                               2000        11.28%
                               2001         8.30%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.78% (quarter ended March 31, 1994).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
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                                            1 YEAR      5 YEARS       10 YEARS
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     High-Grade Bond Portfolio               8.30%       7.21%          6.96%
     Lehman Brothers Aggregate Bond Index    8.44        7.43           7.23
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PORTFOLIO PROFILE--HIGH YIELD BOND PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-High Yield Bond Portfolio.

INVESTMENT OBJECTIVE
The High Yield Bond Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Corporation. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is high for the Portfolio.

5

- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally moderate for intermediate-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the High Yield Bond Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another for the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

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                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1997       12.08%
                               1998        4.06%
                               1999        2.89%
                               2000       -2.06%
                               2001        3.25%
      ------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 5.08% (quarter ended June 30, 1997), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
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                                                                       SINCE
                                              1 YEAR    5 YEARS      INCEPTION*
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     High Yield Bond Portfolio                 3.25%     3.95%          5.14%
     Lehman Brothers High Yield Bond Index     5.28      3.06           4.05
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     *June 3, 1996.
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PORTFOLIO PROFILE--BALANCED PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Balanced Portfolio.

INVESTMENT OBJECTIVE
The Balanced Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the adviser's opinion, are undervalued but have prospects to improve. These stocks are commonly referred to as "value" stocks. The remaining 30% to 40% of assets are invested primarily in high-quality intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

6

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock and bond markets. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from low to moderate for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is low for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Balanced Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

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                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         7.18%
                               1993        13.18%
                               1994        -0.61%
                               1995        32.43%
                               1996        16.23%
                               1997        23.13%
                               1998        12.04%
                               1999         4.32%
                               2000        10.36%
                               2001         4.43%
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     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended June 30, 1997), and the lowest return for a quarter was -5.65% (quarter ended September 30, 2001).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
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                                   1 YEAR         5 YEARS             10 YEARS
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     Balanced Portfolio             4.43%          10.65%              11.90%
     Standard & Poor's 500 Index  -11.89           10.70               12.94
     Composite Stock/Bond
      Index*                       -4.11            9.94               11.36
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     *Weighted 65% in the S&P 500 Index and 35% in the Lehman Brothers Long
      Credit A or Better Bond Index.
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PORTFOLIO PROFILE--EQUITY INCOME PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Income Portfolio.

INVESTMENT OBJECTIVE
The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 80% of its net assets in common stocks of well-established companies that pay relatively high levels of dividend income and have the potential for capital appreciation. The adviser selects stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. Such stocks are often considered to be "value" stocks. In addition, the adviser looks for companies that are committed to paying dividends consistently.

7

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Income Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

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                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1994        -1.24%
                               1995        38.90%
                               1996        18.69%
                               1997        34.39%
                               1998        17.62%
                               1999        -2.51%
                               2000        11.37%
                               2001        -3.51%
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     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ended June 30, 1997), and the lowest return for a quarter was -8.58% (quarter ended September 30, 1999).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
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                                          1 YEAR   5 YEARS    SINCE INCEPTION*
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     Equity Income Portfolio              -3.51%    10.61%         12.94%
     Russell 1000 Value Index             -5.59     11.13          13.47
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     *June 7, 1993.
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PORTFOLIO PROFILE--DIVERSIFIED VALUE PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Diversified Value Portfolio.

INVESTMENT OBJECTIVE
The Diversified Value Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of large and medium-size companies whose stocks are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value.

8

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Diversified Value Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000       26.03%
                               2001        0.76%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.44% (quarter ended September 30, 2000), and the lowest return for a quarter was -10.96% (quarter ended September 30, 2001).

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          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                                   1 YEAR     SINCE INCEPTION*
     --------------------------------------------------------------------------
     Diversified Value Portfolio                    0.76%           3.47%
     S&P 500/Barra Value Index                    -11.71            1.57
     --------------------------------------------------------------------------
     *February 8, 1999.
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PORTFOLIO PROFILE--EQUITY INDEX PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Equity Index Portfolio.

INVESTMENT OBJECTIVE
The Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding all of the stocks in the Standard & Poor's 500 Index in roughly the same proportion to their weightings in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization (shares outstanding x share price). For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.

9

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Although the S&P 500 Index represents about 82% of the market value of the entire U.S. stock market, large-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Equity Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1992         7.36%
                               1993         9.77%
                               1994         1.14%
                               1995        37.37%
                               1996        22.86%
                               1997        33.17%
                               1998        28.68%
                               1999        21.05%
                               2000        -9.04%
                               2001       -12.00%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.70% (quarter ended September 30, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR       5 YEARS        10 YEARS
     --------------------------------------------------------------------------
     Equity Index Portfolio               -12.00%       10.67%         12.82%
     Standard & Poor's 500 Index          -11.89        10.70          12.94
     --------------------------------------------------------------------------

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PORTFOLIO PROFILE--MID-CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-Mid-Cap Index Portfolio.

INVESTMENT OBJECTIVE
The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding the stocks in the Standard & Poor's MidCap 400 Index in roughly the same proportion to their weightings in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization. For example, if a specific stock represented 3% of the S&P MidCap 400 Index, the Portfolio would invest 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.

10

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Mid-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Mid-Cap Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000         17.93%
                               2001         -0.53%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                                   1 YEAR     SINCE INCEPTION*
     --------------------------------------------------------------------------
     Mid-Cap Index Portfolio                       -0.53%           14.16%
     Standard & Poor's MidCap 400 Index            -0.60            13.74
     --------------------------------------------------------------------------
     *February 9, 1999.
     --------------------------------------------------------------------------

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PORTFOLIO PROFILE--GROWTH PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Growth Portfolio.

INVESTMENT OBJECTIVE
The Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

11

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another for the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS*
      ------------------------------------------------------------------
                               1994         4.29%
                               1995        38.33%
                               1996        26.90%
                               1997        26.64%
                               1998        40.75%
                               1999        22.43%
                               2000       -20.01%
                               2001       -31.83%
      ------------------------------------------------------------------
      *Prior to June 22, 2001, Lincoln Capital Management Company served as the Portfolio's adviser. The Portfolio's current adviser is Alliance Capital Management L.P.
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     Growth Portfolio                    -31.83%     3.54%         10.26%
     Russell 1000 Growth Index           -20.42      8.27          12.59
     --------------------------------------------------------------------------
     *June 7, 1993.
     --------------------------------------------------------------------------

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PORTFOLIO PROFILE--SMALL COMPANY GROWTH PORTFOLIO
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The following profile summarizes key features of Vanguard Variable Insurance Fund-Small Company Growth Portfolio.

INVESTMENT OBJECTIVE
The Small Company Growth Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion). These companies are considered by the Portfolio's advisers to have above-average prospects for growth, but often provide little or no dividend income.

12

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Small Company Growth Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               1997        13.27%
                               1998         7.95%
                               1999        61.34%
                               2000        15.80%
                               2001         5.59%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                          1 YEAR     5 YEARS   SINCE INCEPTION*
     --------------------------------------------------------------------------
     Small Company Growth Portfolio        5.59%      19.26%        16.58%
     Russell 2000 Growth Index            -9.23        2.87          1.58
     --------------------------------------------------------------------------
     *June 3, 1996.
     --------------------------------------------------------------------------

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PORTFOLIO PROFILE--INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-International Portfolio.

INVESTMENT OBJECTIVE
The International Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment adviser evaluates foreign markets around the world. Within markets regarded as having favorable investment climates, the adviser selects companies with above-average growth potential whose stocks sell at reasonable prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing. The Portfolio's performance could be hurt by:

13

- Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.
- Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.
- Investment-style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the International Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                             ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                              1995        15.90%
                              1996        14.60%
                              1997         3.34%
                              1998        18.83%
                              1999        25.39%
                              2000        -6.70%
                              2001       -18.62%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -15.86% (quarter ended September 30, 2001).

     --------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     --------------------------------------------------------------------------
                                           1 YEAR   5 YEARS    SINCE INCEPTION*
     --------------------------------------------------------------------------
     International Portfolio              -18.62%     3.18%          6.20%
     Morgan Stanley Capital International
      Europe, Australasia, Far East
      (MSCI EAFE) Index                   -22.01      0.75           2.57
     --------------------------------------------------------------------------
     *June 3, 1994.
     --------------------------------------------------------------------------

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PORTFOLIO PROFILE--REIT INDEX PORTFOLIO
--------------------------------------------------------------------------------

The following profile summarizes key features of Vanguard Variable Insurance Fund-REIT Index Portfolio.

INVESTMENT OBJECTIVE
The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 98% of its assets in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio employs a "passively" managed--or index--approach, by holding a mix of securities that seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

14

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, real estate industry risk is high.
- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Interest rate risk, which is the chance that REIT stock prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Portfolio.
     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the REIT Index Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ------------------------------------------------------------------
                               2000        26.29%
                               2001        12.14%
      ------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 2001), and the lowest return for a quarter was -2.66% (quarter ended September 30, 2001).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                             1 YEAR      SINCE INCEPTION*
      ---------------------------------------------------------------------
      REIT Index Portfolio                   12.14%           11.89%
      Morgan Stanley REIT Index              12.83            12.23
      Target REIT Composite**                12.65            12.12
      ---------------------------------------------------------------------
       *February 9, 1999.
      **The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
      ---------------------------------------------------------------------

MORE ON THE PORTFOLIOS

This prospectus describes the primary risks you would face as an investor in any of the Portfolios of Vanguard Variable Insurance Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true:
The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     Each of the Portfolios follows a distinct set of investment policies and strategies. This section explains the Primary investment strategies and policies that each Portfolio uses in pursuit of its objective.

15

     The section begins with policy information that applies to all the Portfolios. Next is information specific to the Money Market Portfolio, the three bond Portfolios, the Balanced Portfolio, and the eight Portfolios that invest in stocks.
     The Fund's board of trustees, which oversees the management of the Portfolios, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET RISK

[FLAG] EACH OF THE PORTFOLIOS IS SUBJECT TO MARKET  RISK--THAT IS,  FLUCTUATIONS
     IN RETURNS CAUSED BY THE RISE AND FALL OF YIELDS AND PRICES WITHIN THE OVERALL MARKETS IN WHICH EACH PORTFOLIO INVESTS.

     You'll find more details about the risks that you would face as an investor as you read about each Portfolio on the following pages.

MANAGER RISK
Nine of the Portfolios are actively managed, meaning that their investment advisers buy and sell securities based on research, judgment, and analysis in an attempt to outperform the market as a whole. These nine Portfolios are the MONEY MARKET, SHORT-TERM CORPORATE, HIGH YIELD BOND, BALANCED, EQUITY INCOME, DIVERSIFIED VALUE, GROWTH, SMALL COMPANY GROWTH, and INTERNATIONAL PORTFOLIOS.

[FLAG] BECAUSE  THEY ARE  ACTIVELY  MANAGED,  THESE  PORTFOLIOS  ARE  SUBJECT TO
     MANAGER RISK, WHICH IS THE CHANCE THAT THEIR ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH EACH PORTFOLIO INVESTS.

     Four Portfolios--TOTAL BOND MARKET INDEX, EQUITY INDEX, MID-CAP INDEX, and REIT INDEX--are index funds. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established target index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse. These Portfolios are subject to market risk--share price fluctuations caused by the rise and fall of prices of the overall markets in which they invest--but are not subject to manager risk.

FUTURES AND OPTIONS CONTRACTS
Except for the Money Market Portfolio, all of the Portfolios may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Equity Index and Mid-Cap Index Portfolios may also invest in warrants, convertible securities, and swap agreements. The Short-Term Corporate and High Yield Bond Portfolios may also invest in credit swaps and interest rate swaps. The Balanced and Total Bond Market Index Portfolios may also invest in less risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolios will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Index Portfolios use futures only for the purpose of matching their target indexes. To the extent that the REIT Index Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. A Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which a Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds or stocks.
- To reduce a Portfolio's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

16

OVERVIEW OF THE MONEY MARKET PORTFOLIO
The MONEY MARKET Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash investments or cash equivalents. These instruments are considered short-term (i.e., they mature in 13 months or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

     Vanguard's Fixed Income Group (Vanguard), adviser to the Money Market Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

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                               PLAIN TALK ABOUT
                           MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay a fixed, variable, or floating rate of interest.

--------------------------------------------------------------------------------

     The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include: the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.
     The Portfolio also may invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.

OVERVIEW OF THE BOND PORTFOLIOS
The SHORT-TERM CORPORATE, TOTAL BOND MARKET INDEX, and HIGH YIELD BOND PORTFOLIOS each seek to provide a high level of income consistent with their respective credit-quality and maturity guidelines. The Portfolios invest in various types of fixed-income securities (or bonds).

[FLAG] EACH OF THE THREE  PORTFOLIOS  IS SUBJECT TO VARYING  LEVELS OF  INTEREST
     RATE RISK--THE CHANCE THAT BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

17

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                               PLAIN TALK ABOUT
                                TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Short-Term Corporate Portfolio is expected to have a comparatively low level of interest rate risk. The Total Bond Market Index and High Yield Bond Portfolios are expected to have a moderate level of interest rate risk because their holdings have an intermediate-term average maturity.
     Each Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Short-Term Corporate and Total Bond Market Index Portfolios because they invest primarily in bonds with high credit-quality ratings. Credit risk is expected to be high for the High Yield Bond Portfolio because it invests primarily in bonds issued by corporations with relatively low credit- quality ratings.
     In addition, each of the bond Portfolios is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds. Accordingly, the Short-Term Corporate Portfolio is expected to have a relatively high level of income risk.

FOREIGN BONDS
Each of the bond Portfolios may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, a Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.

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                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is determined by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated equivalent to or in one of the four highest rating categories are considered "investment-grade."
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SHORT-TERM CORPORATE PORTFOLIO
The Short-Term Corporate Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed income securities. The Portfolio maintains a dollar-weighted average maturity of between 1 and 3 years. At least 80% of the Portfolio's net assets will be invested in corporate fixed income securities. Depending on the outlook for interest rates, the adviser may adjust the average maturity of the Portfolio's holdings within the target range. The adviser also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.

18

     At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the adviser considers it advantageous to do so.
     Although the Portfolio invests primarily in corporate debt securities, it may invest in other types of instruments. The list below shows, at a glance, an explanation of the types of financial instruments that may be purchased by the Portfolio.
- CORPORATE DEBT OBLIGATIONS--usually called bonds--represent loans by an investor to a corporation.
- U.S. GOVERNMENT AND AGENCY BONDS represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
- STATE AND MUNICIPAL BONDS represent loans by an investor to a state or municipal government, or one of their agencies or instrumentalities.
- CASH INVESTMENTS is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.
-    FUTURES,  OPTIONS,  AND OTHER  DERIVATIVES  may  represent up to 20% of the
     Portfolio's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives.
- ASSET-BACKED SECURITIES are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and driven by borrowers' prepayments.
- INTERNATIONAL DOLLAR-DENOMINATED BONDS are bonds denominated in U.S. dollars issued by foreign governments and companies.
- PREFERRED STOCKS distribute set dividends from the issuer. The preferred stockholder's claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders.
- CONVERTIBLE SECURITIES are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity.
- ILLIQUID SECURITIES are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its assets in these securities. RESTRICTED SECURITIES are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Portfolio without limit.

TOTAL BOND MARKET INDEX PORTFOLIO
The Total Bond Market Index Portfolio invests in a statistically selected sample of fixed income and mortgage-backed securities in an attempt to parallel the performance of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized benchmark for the U.S. bond market and consists of close to 7,000 government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds represented in the Index.
     The Lehman Brothers Aggregate Bond Index comprises four major types of taxable bonds in the United States: U.S. Treasury and agency securities, corporate bonds, foreign bonds denominated in U.S. dollars, and mortgage-backed securities. As of December 31, 2001, these four types of bonds represented the following proportions of the Portfolio's market value:

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                                                        PORTION OF PORTFOLIO'S
TYPE OF BOND                                                 MARKET VALUE
-------------------------------------------------------------------------------
Corporate                                                         38.3%
Mortgage-backed                                                   37.6
U.S. Treasury and government agency                               23.3
Foreign                                                            0.8
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     Since 1991, the effective dollar-weighted average maturity of the Portfolio has ranged from a high of 13.0 years to a low of 7.4 years; it was 8.4 years on December 31, 2001. The Portfolio attempts to remain fully invested in bonds at all times.

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     In attempting to parallel the Index's performance, the adviser selects securities that, as a group, have characteristics similar to those of the Index. These characteristics include risk factors that measure yield-curve exposures relative to the Index (i.e., the distribution of coupon payments and maturity payments over time) and spread exposures relative to the Index (i.e., the exposure to changes in yield spreads between corporate bonds and Treasury bonds).
     To enhance the Portfolio's return, the adviser uses a "corporate substitution" strategy. This means that the Portfolio invests up to 15% more of its net assets in short-term, high-quality corporate bonds (1- to 4-year maturities) than does the Index, while holding up to 15% less of its net assets in short-term Treasury securities.
     The corporate substitution strategy may increase the Portfolio's income, but it may also marginally increase its exposure to credit risk. The adviser attempts to mitigate the additional risk by widely diversifying the corporate bond holdings. Overall, the Portfolio's credit risk is expected to be low.
     Besides investing in fixed income securities that make up its target index, the Portfolio may invest up to 20% of its total assets in fixed income securities not in the target index. The Portfolio may purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.

MORTGAGE-BACKED SECURITIES AND PREPAYMENT RISK
The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which usually repay principal upon maturity, mortgage-backed securities pay some principal along with interest as part of their periodic payments. Because it holds mortgage-backed securities, the Portfolio is subject to prepayment risk--the chance that, when interest rates are falling, homeowners and other mortgage borrowers will repay their loans earlier than scheduled by refinancing at lower rates. Because of prepayment risk, mortgage-backed securities generally do not enjoy as large a gain in market value as do other bonds during periods of falling interest rates. Also, when prepayments occur, the Portfolio will have to reinvest the proceeds at generally lower rates, thereby reducing its income. Conversely, when interest rates rise, borrowers are less likely to prepay mortgage loans, so the market value of mortgage-backed securities may decline more than the market values of ordinary bonds. To compensate investors for these risks, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity. The credit quality of mortgage-backed securities is high. The Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority
(FHA). The U.S. government guarantees the timely payment of interest and principal on GNMA securities. Securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. Guarantees by the U.S. government or its agencies are limited to the timely payment of interest and principal; the market values of such securities are not guaranteed and can fluctuate widely. The Portfolio also may invest in conventional mortgage securities to the extent that these securities are represented in the Index. Conventional mortgage securities are packaged by private corporations and not guaranteed by the U.S. government.

HIGH YIELD BOND PORTFOLIO
The High Yield Bond Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. For purposes of the Portfolio's 80% policy, assets refers to net assets plus borrowings for investment purposes. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative. No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the adviser believes it would be advantageous to do so.

[FLAG] BECAUSE IT INVESTS IN HIGH-YIELD  BONDS--WHOSE  PRICES AND CREDIT QUALITY
     CAN CHANGE SUDDENLY AND UNEXPECTEDLY--THE PORTFOLIO IS SUBJECT TO A HIGH DEGREE OF CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. PRICES OF HIGH-YIELD SECURITIES ARE LIKELY TO FLUCTUATE MORE SEVERELY THAN PRICES OF
     INVESTMENT-GRADE BONDS, AND MAY FLUCTUATE INDEPENDENTLY FROM THE BROADER BOND MARKET.

     The Portfolio's adviser selects securities on an individual basis after researching--among other things--the nature of a company's business, its strategy, and the quality of its management. The adviser looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.

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                               PLAIN TALK ABOUT
                               HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
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     The share price of the High Yield Bond Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline even if other bond prices are rising due to a decline in prevailing interest rates.
     During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately. As of December 3a, 2001, the Portfolio's holdings had the following credit-quality characteristics:

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INVESTMENT                      PERCENTAGE OF PORTFOLIO'S NET ASSETS
--------------------------------------------------------------------
Corporate bonds
 A                                               0.4%
 Baa                                            11.4
 Ba                                             43.6
 B                                              38.4
 Caa                                             0.4
 Ca                                              0.2
U.S. Treasury securities                         5.6
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     The Portfolio's adviser seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. As of December 31, 2001, the Portfolio held the bonds of 161 corporate issuers. The adviser also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings, rather than relying solely on the credit-quality analyses of rating agencies.
     The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
     The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.
     The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. While the Portfolio's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

OVERVIEW OF THE BALANCED PORTFOLIO
The BALANCED PORTFOLIO invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality intermediate- and long-term bonds that the adviser believes will generate a high and sustainable level of income. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

21

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                               PLAIN TALK ABOUT
                                BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
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     In building the Portfolio's stock holdings, the adviser seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By purchasing a diversified group of such "value" stocks, the adviser hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.
     In selecting the Portfolio's bond holdings, the adviser emphasizes corporate bonds issued by high-quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. To generate a relatively stable stream of interest income, the adviser does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates.
     A breakdown of the Portfolio's bond holdings (which amounted to 34% of the Portfolio's net assets) as of December 31, 2001, follows:

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TYPE OF BOND                           PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
------------------------------------------------------------------------------
Corporate                                              78.5%
U.S. Treasury and government agency                    18.2
Foreign                                                 3.3
Other                                                   0.0
------------------------------------------------------------------------------

     The adviser purchases bonds that are investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The dollar-weighted average quality of bonds held by the Portfolio as of December 31, 2001, was Aa3, according to Moody's.
     Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the adviser generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons:
-    To improve the Portfolio's income stream.
-    Because one type of asset has significantly outperformed the other.
- Because the adviser sees greater value in one type of asset than another. The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

OVERVIEW OF THE STOCK PORTFOLIOS
The EQUITY INCOME, DIVERSIFIED VALUE, EQUITY INDEX, MID-CAP INDEX, GROWTH, SMALL COMPANY GROWTH, INTERNATIONAL, and REIT INDEX PORTFOLIOS invest mainly in common stocks, although each has its own strategies and types of holdings.
     Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG] EACH PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     Except for the International Portfolio, which invests primarily in stocks of companies outside of the United States, the Portfolios invest primarily in stocks of U.S. companies. To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world

22

investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. (You will find a chart illustrating the volatility of the international stock market on page 26.)

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                    U.S. STOCK MARKET RETURNS (1926-2001)
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                                           1 YEAR  5 YEARS  10 YEARS   20 YEARS
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Best                                        54.2%    28.6%   19.9%      17.8%
Worst                                      -43.1    -12.4    -0.8        3.1
Average                                     12.6     11.1    11.2       11.2
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     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any of these Portfolios in particular.

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                               PLAIN TALK ABOUT
                         VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
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INVESTMENT STYLES
Mutual funds that invest in U.S. stocks can be classified according to the average market capitalization (shares outstanding x market price) of their holdings. The usual categories are small-cap, mid-cap, and large-cap. Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of those.
     The following illustration shows how each of the seven Portfolios that invest in U.S. stocks generally fits into these categories. (The International Portfolio invests primarily in large-capitalization growth stocks of companies outside the United States.)

GRID APPEARS HERE
--------------------------------------------------
FUND                     STYLE          MARKET CAP
Equity Income            VALUE          LARGE
Diversified Value        VALUE          LARGE
Equity Index             BLEND          LARGE
Growth                   GROWTH         LARGE
Mid-Cap Index            BLEND          MEDIUM
REIT Index               VALUE          SMALL
Small Company Growth     GROWTH         SMALL
--------------------------------------------------

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[FLAG] EACH PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SPECIFIC TYPES OF STOCKS (FOR INSTANCE, SMALL-CAP STOCKS, VALUE STOCKS OR HEALTH CARE STOCKS) TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

FOREIGN SECURITIES
The International Portfolio invests primarily in foreign securities. None of the other stock Portfolios typically makes significant investments in securities of companies based outside the United States. For the Equity Index, Mid-Cap Index, and REIT Index Portfolios, foreign securities will be held only to the extent that they are represented in the target benchmark indexes. The Equity Income, Diversified VAlue, Growth, and Small Company Growth Portfolios may each invest up to 20% of their total assets in foreign securities.
     To the extent that a Portfolio holds foreign  securities,  it is subject to
(1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

EQUITY INCOME PORTFOLIO
The Equity Income Portfolio invests at least 80% of its net assets in dividend-paying stocks of large, well-established U.S. companies. The Portfolio's adviser selects a diversified group of stocks after evaluating companies that have dividend yields (annualized dividends divided by stock price) at least 25% higher than the average dividend yield of the Standard & Poor's Industrial Index, a corporate commitment and the financial ability to pay dividends consistently, a market capitalization of at least $3 billion, and the potential for long-term capital appreciation.
     The Portfolio's investment philosophy reflects a belief that dividend income is an important component of long-term total returns and that dividend income is a more stable source of returns than capital change, which can be positive or negative. Because dividend income historically has tended to be relatively stable in the short-term, while stock prices fluctuate widely, the total returns of stocks that pay relatively high dividend yields have usually been less volatile than the returns of stocks with low dividend yields.
     Although the Portfolio generally invests primarily in common stocks or securities that are convertible to common stocks, it may invest up to 20% of its total assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's Corporation or Moody's Investors Service).

DIVERSIFIED VALUE PORTFOLIO
The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing mainly in common stocks of mid- and large-capitalization companies. The adviser's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the adviser selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison with such fundamentals as their book value and earnings.
     To keep the Portfolio well diversified, the adviser generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

EQUITY INDEX PORTFOLIO
The Equity Index Portfolio is a stock index fund that seeks long-term growth of capital and income by attempting to match the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 82% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold all of the approximately 500 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 56% of its market capitalization.

24

     As of December 31, 2001, the five largest companies in the Index were:

-----------------------------------------------------
COMPANY                          PERCENTAGE OF INDEX
-----------------------------------------------------
General Electric Co.                     3.82%
Microsoft Corp.                          3.42
Exxon Mobil Corp.                        2.60
Wal-Mart Stores, Inc.                    2.47
Citigroup, Inc.                          2.43
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MID-CAP INDEX PORTFOLIO
The Mid-Cap Index Portfolio is a stock index fund that seeks long-term growth of capital by attempting to match the performance of the S&P MidCap 400 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold all of the approximately 400 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P MidCap 400 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 29% of its market capitalization. As of December 31, 2001, the five largest companies in the Index were:

-----------------------------------------------------
COMPANY                          PERCENTAGE OF INDEX
-----------------------------------------------------
IDEC Pharmaceuticals Corp.               1.21%
Electronic Arts Inc.                     0.94
SunGard Data Systems, Inc.               0.91
M & T Bank Corp.                         0.83
Quest Diagnostics, Inc.                  0.79
-----------------------------------------------------

     Fluctuations in the total returns of mid-capitalization stocks historically have been somewhat greater than those for large-cap stocks and somewhat lower than those for small-cap stocks. There is no certainty, however, that this pattern will continue in the future.

GROWTH PORTFOLIO
The Growth Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies that are among the leaders in their industries. The adviser's internal research staff ranks hundreds of companies based on such fundamental measures as earnings growth and attractive relative valuation. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well managed, show above-average earnings growth, and have reasonable stock prices.

[FLAG] BECAUSE THE  PORTFOLIO  INVESTS A HIGHER  PERCENTAGE OF ITS ASSETS IN THE
     SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS, THE PORTFOLIO IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

SMALL COMPANY GROWTH PORTFOLIO
The Small Company Growth Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.
     The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, exceeds $60 billion.
     The Portfolio employs two investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each adviser and may change the proportions as circumstances warrant. The two advisers use active management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each adviser uses different processes to select

25

securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 92% of the Portfolio's assets as of December 31, 2001, categorizes stocks in its portion of the Portfolio's assets into three categories: (1) "Core" growth stocks, representing 40% to 70% of assets, are stocks of companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 15% to 30% of assets, are stocks of companies that generally have unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special values," 15% to 30% of assets, are stocks of companies whose stock prices are undervalued, given the adviser's view of their prospects for improvement over the next several years.
     Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed about 10% of the Portfolio's assets as of December 31, 2001, uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.
     Besides common stocks, the Portfolio may invest in securities that are convertible to common stocks.
     The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.
     The Portfolio trades stocks aggressively, which may result in higher transaction costs for the Portfolio.

INTERNATIONAL PORTFOLIO
The International Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. In selecting stocks, the Portfolio's adviser evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, the adviser determines the proportion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, the adviser selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. The adviser generally considers on-site evaluations an important part of the security selection process, and members of its team, therefore, visit more than 3,600 companies worldwide. The companies chosen by the adviser reflect a wide variety of countries and industries.
     The core of the Portfolio--normally constituting 60% to 70% of its total assets--consists of stocks of companies that possess what the adviser believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Portfolio's assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.
     The adviser's investment approach results in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.
     Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG] CURRENCY  RISK,  WHICH IS THE CHANCE  THAT  INVESTMENTS  IN A  PARTICULAR
     COUNTRY WILL DECLINE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.

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     Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

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               INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
-------------------------------------------------------------------------------
                                   1 YEAR       5 YEARS   10 YEARS    20 YEARS
-------------------------------------------------------------------------------
Best                                69.4%        36.1%      22.0%       15.5%
Worst                              -23.4          0.4        4.4        11.0
Average                             12.3         12.2       13.1        13.5
-------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.
     The Portfolio may enter into forward foreign currency exchange contracts, which can help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The adviser will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

REIT INDEX PORTFOLIO
The REIT Index Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital by attempting to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).

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                               PLAIN TALK ABOUT
                                     REITS

Rather than owning properties directly--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
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     The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passively" managed--or index--approach to create a mix of securities that will match, as closely as possible, the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

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[FLAG] BECAUSE  IT  INVESTS  IN STOCKS OF REITS,  THE  PORTFOLIO  IS  SUBJECT TO
     SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES.

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                               PLAIN TALK ABOUT
                                TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.
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     The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including: the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries that are renting properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.
     The Morgan Stanley REIT Index comprises stocks of publicly traded equity REITs (other than health care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. The REIT Index Portfolio invests in equity REITs only.
     As of December 31, 2001, the Index included 104 REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million, or because of corporate activity such as a merger, acquisition, or bankruptcy; IRS removal of REIT status; a fundamental change in the REIT's business; or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.
     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographic regions. The Index's makeup, as of December 31, 2001, follows.

------------------------------------------------------------
TYPE OF REIT                            PERCENTAGE OF INDEX
------------------------------------------------------------
Apartments                                     24.6%
Office                                         23.4
Retail                                         20.1
Industrial                                     14.0
Diversified                                    12.5
Hotels                                          5.4
------------------------------------------------------------

     The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to maintain liquidity.

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PORTFOLIO DIVERSIFICATION
As of December 31, 2001, each of the Fund's actively managed equity Portfolios had invested the following percentage of its net assets in its top ten holdings:

----------------------------------------------------------------------
PORTFOLIO                         PERCENTAGE OF PORTFOLIO'S NET ASSETS
----------------------------------------------------------------------
Equity Income                                    30.9%
Diversified Value                                30.7
Growth                                           45.2
Small Company Growth                             12.8
International                                    29.1
----------------------------------------------------------------------

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                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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INVESTING IN REPURCHASE AGREEMENTS
The Portfolios may invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolios' advisers attempt to control these risks through careful counterparty selection and monitoring.

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                               PLAIN TALK ABOUT
                             REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
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TEMPORARY DEFENSIVE MEASURES
Each Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, a Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if a Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolios may sell securities regardless of how long they have been held. Historically, the Small Company Growth Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolios can be found in the Financial Highlights section of this prospectus, except for the Money Market Portfolio, whose turnover rate is not meaningful because of the very short-term nature of its holdings.

THE PORTFOLIOS AND VANGUARD

Vanguard Variable Insurance Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISERS

THE VANGUARD GROUP
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to six of the Portfolios of Vanguard Variable Insurance Fund.
     Vanguard's Fixed Income Group provides advisory services for the MONEY MARKET, SHORT-TERM CORPORATE, and TOTAL BOND MARKET INDEX PORTFOLIOS. Vanguard's Fixed Income Group provides investment advisory services to many Vanguard funds; as of December 31, 2001, the Fixed Income Group managed more than $199 billion in total assets. The individuals responsible for overseeing the Portfolios' investments are:
- IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategies since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments and the Money Market Portfolio since 1997. Education: B.S., University of Wisconsin.
- ROBERT F. AUWAERTER, Principal of Vanguard. He has worked in investment management since 1978; has managed portfolio investments since 1979; has been with Vanguard since 1981; and has managed the Short-Term Corporate Portfolio since its inception. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.
- KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has been with Vanguard and has managed the Total Bond Market Index Portfolio since 1992. Education: B.S., University of Illinois; M.B.A., University of Chicago.
Mr. Glocke, Mr. Auwaerter, and Mr. Volpert manage the portfolios on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolios' broad investment policies and for overseeing the Portfolio managers.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Money Market Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Short-Term Corporate Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Total Bond Market Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

     Vanguard's Quantitative Equity Group provides advisory services for the EQUITY INDEX, MID-CAP INDEX, and REIT INDEX PORTFOLIOS. Vanguard's Quantitative Equity Group provides investment advisory services to many Vanguard funds; as of December 31, 2001, the Quantitative Equity Group managed more than $209 billion in total assets. The individual responsible for overseeing each Portfolio's investments is:
- GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago. For the fiscal year ended September 30, 2001, and the fiscal period ended
December 31, 2001, the Equity Index Portfolio's advisory expenses represented an effective annual rate of 0.001% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Mid-Cap Index Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the REIT Index Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.
     Vanguard employs seven independent investment advisers to manage the remaining seven Portfolios.

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WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the HIGH YIELD BOND and BALANCED PORTFOLIOS. Wellington Management, an investment advisory firm founded in 1928, managed more than $311 billion in stock and bond portfolios as of December 31, 2001.
     The individual responsible for overseeing the HIGH YIELD BOND PORTFOLIO'S investments is:
- EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
     The individuals responsible for overseeing the BALANCED PORTFOLIO'S investments are:
- ERNST H. VON METZSCH, CFA, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1971; has been with Wellington Management since 1973; has managed portfolio investments since 1984; and has managed the Portfolio since 1995. Education: M.Sc., University of Leiden, Holland; Ph.D., Harvard University.
- PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.
     Wellington Management's advisory fee with respect to the Balanced Portfolio is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Wellington Management with respect to the High Yield Bond Portfolio represented an effective annual rate of 0.06% of the Portfolio's average net assets.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Wellington Management with respect to the Balanced Portfolio represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based increase of 0.01% and 0.02%, respectively.

NEWELL ASSOCIATES
Newell Associates (Newell), 525 University Avenue, Palo Alto, CA 94301, provides advisory services for the EQUITY INCOME PORTFOLIO. Newell, an investment advisory firm founded in 1986, managed about $1.7 billion in assets as of December 31, 2001.
     The individual responsible for overseeing the Equity Income Portfolio's investments is:
- ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Portfolio since its inception. Education: B.A. and M.A., University of Minnesota; J.D., Harvard Law School.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Newell represented an effective annual rate of 0.10% of the Portfolio's average net assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the DIVERSIFIED VALUE PORTFOLIO. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $29 billion in stock and bond portfolios as of December 31, 2001.
     The individual responsible for overseeing the Diversified Value Portfolio's investments is:
- JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1965; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.
     Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Diversified Value Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of the Standard & Poor's 500/Barra Value Index over the same period. Note that this performance fee structure was not in full operation until March 31, 2002; until then, advisory fees were calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

31

     For the fiscal year ended September 30, 2001, and for the fiscal period ended December 31, 2001, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.13% and 0.125% of the Portfolio's average net assets, before a performance-based decrease of less than 0.005% and increase of 0.01%, respectively.

ALLIANCE CAPITAL MANAGEMENT L.P.
Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, provides advisory services for the GROWTH PORTFOLIO. Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $455 billion in assets as of December 31, 2001.
     The individuals responsible for overseeing the Growth Portfolio's investments are:
- JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.

- CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Growth Portfolio's average month-end net assets for each quarter. In addition, Alliance's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative return of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until September 30, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     Note that Alliance became investment adviser to the Portfolio on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company served as the Portfolio's adviser. For the fiscal year ended September 30, 2001, the advisory fee paid by the Portfolio represented an effective annual rate of 0.14% of the Portfolio's average net assets.

GRANAHAN INVESTMENT MANAGEMENT, INC., and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston MA 02110, each provide investment advisory services for the SMALL COMPANY GROWTH PORTFOLIO.
     Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $2 billion in assets as of December 31, 2001.
     GMO is an investment advisory firm founded in 1977. As of December 31, 2001, GMO managed approximately $23 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.
     Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Fund.
     The individuals responsible for overseeing the Small Company Growth Portfolio's investments are:
- JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.
- GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed the Portfolio since 1996. Education: B.A., Boston University.
- CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.A., Yale University; M.B.A., Harvard University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.S., University of Massachusetts.
     The Portfolio pays each adviser on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative investment performance of each adviser's portion of the Portfolio over a trailing 36-month period is compared with the cumulative total return of the Russell 2000 Growth Index over the same

32

period. Note that this performance fee structure will not be in full operation for GMO until December 31, 2003; until then, GMO's advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.15% and 0.17% of the Portfolio's average net assets, before a performance-based increase of 0.05% and 0.04%, respectively.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
Schroder Investment Management North America Inc. (Schroder), 31 Gresham Street, London EC2V 7QA, England, provides investment advisory services for the INTERNATIONAL PORTFOLIO. Schroder, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of December 31, 2001, The Schroder Group managed more than $150 billion in assets.
     The individual responsible for overseeing the International Portfolio's investments is:
- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.
     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the International Portfolio's average month-end net assets for each quarter. In addition, Schroder's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Schroder represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.02% and 0.03%, respectively.
     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Portfolios' securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct an adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES
The tax consequences of your investment in a Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE
Each Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of a portfolio by the number of portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the portfolio does not transact purchase or redemption requests. However, on those days the value of a portfolio's assets may be affected to the extent that the portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Bonds held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash, and the instruments held by a money market portfolio, are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on

33

which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Each Portfolio's NAV is used to determine the unit value for the separate account that invests in that Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Portfolio's financial statements--is included in the Fund's most recent annual reports to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Money Market Portfolio as an example. The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $0.007 per share from investment income (interest).

Shareholders received $0.007 per share in the form of dividend distributions. The earnings ($0.007 per share) minus the distributions ($0.007 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 0.69% for the period.

As of December 31, 2001, the Portfolio had $1 billion in net assets. For the period, its annualized expense ratio was 0.18% ($1.80 per $1,000 of net assets), and its annualized net investment income amounted to 2.73% of its average net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             MONEY MARKET PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00        $1.00           $1.00         $1.00        $1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .007         .052            .061          .050         .055       .054
 Net Realized and Unrealized Gain (Loss) on Investments       --           --              --            --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .007         .052            .061          .050         .055       .054
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.007)       (.052)          (.061)        (.050)       (.055)     (.054)
 Distributions from Realized Capital Gains                    --           --              --            --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (.007)       (.052)          (.061)        (.050)       (.055)     (.054)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00        $1.00           $1.00         $1.00        $1.00      $1.00
====================================================================================================================================

TOTAL RETURN                                               0.69%        5.34%           6.21%         5.09%        5.60%      5.48%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,034       $1,032            $861          $723      $   590    $   393
 Ratio of Total Expenses to Average Net Assets           0.18%**        0.18%           0.17%         0.20%        0.20%      0.21%
 Ratio of Net Investment Income to Average Net Assets    2.73%**        5.14%           6.06%         4.98%        5.46%      5.36%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

34

------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT-TERM CORPORATE PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.40           $ 9.72            $9.75            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .115             .581             .646              .355
 Net Realized and Unrealized Gain (Loss) on Investments       (.115)            .430            (.030)            (.250)
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              --            1.011             .616              .105
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            --            (.331)           (.646)            (.355)
 Distributions from Realized Capital Gains                       --               --               --                --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --            (.331)           (.646)            (.355)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.40           $10.40            $9.72            $ 9.75
========================================================================================================================

TOTAL RETURN                                                  0.00%           10.65%            6.54%             1.08%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $142             $128              $63               $29
 Ratio of Total Expenses to Average Net Assets               0.21%+            0.21%            0.20%            0.27%+
 Ratio of Net Investment Income to Average Net Assets        5.50%+            6.33%            6.74%            5.74%+
 Portfolio Turnover Rate                                        15%              46%              44%               39%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
 +Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL BOND MARKET INDEX PORTFOLIO*
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                 DEC. 31, 2001**         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.34       $10.36          $10.34        $11.07       $10.57     $10.29
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .158         .653            .680          .646         .663       .678
 Net Realized and Unrealized Gain (Loss) on Investments    (.208)        .670            .020         (.700)        .500       .280
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        (.050)       1.323            .700         (.054)       1.163       .958
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --        (.343)          (.680)        (.646)       (.663)     (.678)
 Distributions from Realized Capital Gains                    --           --              --         (.030)          --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (.343)          (.680)        (.676)       (.663)     (.678)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.29       $11.34          $10.36        $10.34       $11.07     $10.57
====================================================================================================================================

TOTAL RETURN                                              -0.44%       13.05%           7.05%        -0.49%       11.36%      9.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $533         $520            $337          $337         $322       $188
 Ratio of Total Expenses to Average Net Assets            0.22%+        0.22%           0.20%         0.23%        0.28%      0.29%
 Ratio of Net Investment Income to Average Net Assets     5.82%+        6.31%           6.63%         6.06%        6.16%      6.51%
Portfolio Turnover Rate                                      19%          75%             61%           69%          65%        40%
====================================================================================================================================

 *Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond
  Portfolio.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

35

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           HIGH YIELD BOND PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.28        $9.02           $9.50        $10.09       $10.59     $10.15
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .168         .794            .849          .847         .895       .922
 Net Realized and Unrealized Gain (Loss) on Investments     .142       (1.120)          (.480)        (.573)       (.485)      .450
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .310        (.326)           .369          .274         .410      1.372
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --        (.414)          (.849)        (.847)       (.895)     (.922)
 Distributions from Realized Capital Gains                    --           --              --         (.017)       (.015)     (.010)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (.414)          (.849)        (.864)       (.910)     (.932)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $8.59        $8.28           $9.02        $ 9.50       $10.09     $10.59
====================================================================================================================================

TOTAL RETURN                                               3.74%       -3.72%           4.03%         2.68%        3.85%     14.12%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $172         $158            $142          $146         $131        $85
 Ratio of Total Expenses to Average Net Assets           0.28%**        0.28%           0.26%         0.29%        0.31%      0.31%
 Ratio of Net Investment Income to Average Net Assets    8.87%**        9.26%           9.12%         8.51%        8.45%      8.88%
 Portfolio Turnover Rate                                      6%          29%             23%           31%          38%        30%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              BALANCED PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.87       $16.93          $17.41        $17.73       $17.97     $14.81
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .12          .54             .71           .63          .63        .60
  Net Realized and Unrealized Gain (Loss) on Investments     .99          .08             .26           .95          .56       3.31
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.11          .62             .97          1.58         1.19       3.91
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --         (.72)           (.64)         (.62)        (.60)      (.19)
  Distributions from Realized Capital Gains                   --         (.96)           (.81)        (1.28)        (.83)      (.56)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       --        (1.68)          (1.45)        (1.90)       (1.43)      (.75)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.98       $15.87          $16.93        $17.41       $17.73     $17.97
====================================================================================================================================

TOTAL RETURN                                               6.99%        4.15%           5.91%         9.44%        7.26%     27.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $697         $636            $512          $599         $553       $468
  Ratio of Total Expenses to Average Net Assets          0.30%**        0.29%           0.25%         0.29%        0.31%      0.32%
  Ratio of Net Investment Income to Average Net Assets   3.15%**        3.53%           3.98%         3.58%        3.72%      3.96%
  Portfolio Turnover Rate                                     4%          27%             28%           24%          31%        25%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

36

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            EQUITY INCOME PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $19.30       $21.09          $21.10        $19.69       $18.50     $13.71
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .10          .44             .58           .51         .490        .42
  Net Realized and Unrealized Gain (Loss) on Investments     .39         (.26)            .08          1.50        1.475       4.69
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .49          .18             .66          2.01        1.965       5.11
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --         (.58)           (.52)         (.49)       (.400)      (.15)
  Distributions from Realized Capital Gains                   --        (1.39)           (.15)         (.11)       (.375)      (.17)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       --        (1.97)           (.67)         (.60)       (.775)      (.32)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $19.79       $19.30          $21.09        $21.10       $19.69     $18.50
====================================================================================================================================

TOTAL RETURN                                               2.54%        0.78%           3.06%        10.36%       11.19%     38.05%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $348         $334            $322          $429         $375       $271
  Ratio of Total Expenses to Average Net Assets          0.32%**        0.33%           0.31%         0.33%        0.36%      0.37%
  Ratio of Net Investment Income to Average Net Assets   2.20%**        2.21%           2.44%         2.44%        2.69%      3.11%
  Portfolio Turnover Rate                                     0%           1%              8%            6%           6%         8%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                         DIVERSIFIED VALUE PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.16           $ 9.85            $9.31            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .06              .16              .21               .11
  Net Realized and Unrealized Gain (Loss)
    on Investments                                              .44              .36              .45              (.80)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            .50              .52              .66              (.69)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           --             (.21)            (.12)               --
  Distributions from Realized Capital Gains                      --               --               --                --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          --             (.21)            (.12)               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.66           $10.16            $9.85            $ 9.31
========================================================================================================================

TOTAL RETURN                                                  4.92%            5.42%            7.18%            -6.90%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $174             $163              $47               $42
  Ratio of Total Expenses to Average Net Assets              0.48%+            0.45%            0.45%            0.37%+
  Ratio of Net Investment Income to Average Net Assets       2.03%+            2.19%            2.67%            2.38%+
  Portfolio Turnover Rate                                        4%              29%              42%               18%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
 +Annualized.

37

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             EQUITY INDEX PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $27.03       $37.64          $33.85        $26.94       $25.32     $18.32
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .10          .36             .38           .37          .37        .34
 Net Realized and Unrealized Gain (Loss) on Investments     2.78       (10.23)           4.12          7.04         1.83       6.94
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         2.88        (9.87)           4.50          7.41         2.20       7.28
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.39)           (.38)         (.37)        (.34)      (.19)
 Distributions from Realized Capital Gains                    --         (.35)           (.33)         (.13)        (.24)      (.09)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --         (.74)           (.71)         (.50)        (.58)      (.28)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $29.91       $27.03          $37.64        $33.85       $26.94     $25.32
====================================================================================================================================

TOTAL RETURN                                              10.65%      -26.69%          13.43%        27.84%        8.97%     40.31%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)                     $1,225       $1,111          $1,507        $1,365         $920       $718
 Ratio of Total Expenses to Average Net Assets           0.18%**        0.17%           0.16%         0.18%        0.20%      0.23%
 Ratio of Net Investment Income to Average Net Assets    1.24%**        1.11%           1.01%         1.21%        1.48%      1.78%
 Portfolio Turnover Rate                                      3%           8%             11%            4%           1%         1%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                             MID-CAP INDEX PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.21           $14.97           $10.65            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .02              .09              .08               .04
 Net Realized and Unrealized Gain (Loss) on Investments        2.00            (2.77)            4.49               .61
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            2.02            (2.68)            4.57               .65
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            --             (.08)            (.05)               --
 Distributions from Realized Capital Gains                       --            (1.00)            (.20)               --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --            (1.08)            (.25)               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.23           $11.21           $14.97            $10.65
========================================================================================================================

TOTAL RETURN                                                 18.02%          -18.86%           43.77%             6.50%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $251             $208             $192               $54
 Ratio of Total Expenses to Average Net Assets               0.30$+            0.28%            0.28%            0.24%+
 Ratio of Net Investment Income to Average Net Assets        0.83%+            0.77%            0.90%            1.03%+
Portfolio Turnover Rate                                          9%              36%              43%               24%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began.
 +Annualized.

38

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               GROWTH PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $12.01       $35.14          $28.96        $24.33       $21.51     $17.58
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01          .04            .080           .16          .16       .190
 Net Realized and Unrealized Gain (Loss) on Investments     2.35       (16.73)          7.795          6.16         3.43      4.615
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         2.36       (16.69)          7.875          6.32         3.59      4.805
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.09)          (.160)         (.16)        (.20)     (.180)
 Distributions from Realized Capital Gains                    --        (6.35)         (1.535)        (1.53)        (.57)     (.695)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (6.44)         (1.695)        (1.69)        (.77)     (.875)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.37       $12.01          $35.14        $28.96       $24.33     $21.51
====================================================================================================================================

TOTAL RETURN                                              19.65%      -57.31%          28.25%        27.27%       17.37%     28.76%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $594         $501          $1,302          $953         $631       $460
 Ratio of Total Expenses to Average Net Assets           0.39%**        0.33%           0.31%         0.35%        0.39%      0.38%
 Ratio of Net Investment Income to Average Net Assets    0.28%**        0.18%           0.24%         0.59%        0.74%      1.12%
 Portfolio Turnover Rate                                     12%         136%             81%           50%          48%        38%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        SMALL COMPANY GROWTH PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.26       $22.66          $12.87         $9.53       $11.97     $ 9.84
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01          .11             .17           .06          .06        .04
 Net Realized and Unrealized Gain (Loss) on Investments     3.16        (3.40)           9.69          3.35        (2.46)      2.13
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         3.17        (3.29)           9.86          3.41        (2.40)      2.17
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.17)           (.07)         (.06)        (.04)      (.04)
 Distributions from Realized Capital Gains                    --        (5.94)             --          (.01)          --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (6.11)           (.07)         (.07)        (.04)      (.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.43       $13.26          $22.66        $12.87       $ 9.53     $11.97
====================================================================================================================================

TOTAL RETURN                                              23.91%      -17.87%          76.97%        35.98%      -20.10%     22.16%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $494         $390            $480          $168         $111       $133
 Ratio of Total Expenses to Average Net Assets           0.51%**        0.50%           0.46%         0.49%        0.42%      0.39%
 Ratio of Net Investment Income to Average Net Assets    0.27%**        0.71%           0.98%         0.58%        0.54%      0.67%
 Portfolio Turnover Rate                                     16%          73%            125%           85%         106%        72%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

39

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            INTERNATIONAL PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.98       $16.96          $15.58        $12.96       $14.55     $12.74
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01          .27             .25           .23          .21        .17
 Net Realized and Unrealized Gain (Loss) on Investments     1.38        (4.64)           1.80          2.59        (1.48)      2.10
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         1.39        (4.37)           2.05          2.82        (1.27)      2.27
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.24)           (.21)         (.20)        (.18)      (.14)
 Distributions from Realized Capital Gains                    --        (1.37)           (.46)           --         (.14)      (.32)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (1.61)           (.67)         (.20)        (.32)      (.46)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.37       $10.98          $16.96        $15.58       $12.96     $14.55
====================================================================================================================================

TOTAL RETURN                                              12.66%      -28.15%          13.62%        21.97%       -8.74%     18.55%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $258         $234            $365          $272         $217       $246
Ratio of Total Expenses to Average Net Assets            0.43%**        0.43%           0.38%         0.46%        0.48%      0.46%
Ratio of Net Investment Income to Average Net Assets     0.12%**        1.42%           1.48%         1.51%        1.48%      1.43%
Portfolio Turnover Rate                                      11%          50%             41%           39%          38%        22%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                                REIT INDEX PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.44           $11.61           $ 9.85            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .14              .45              .43               .28
 Net Realized and Unrealized Gain (Loss) on Investments         .45              .79             1.57              (.43)
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             .59             1.24             2.00              (.15)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            --             (.37)            (.23)               --
 Distributions from Realized Capital Gains                       --             (.04)            (.01)               --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --             (.41)            (.24)               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.03           $12.44           $11.61            $ 9.85
========================================================================================================================

TOTAL RETURN                                                  4.74%           11.02%           20.79%            -1.50%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $96              $84              $47               $21
 Ratio of Total Expenses to Average Net Assets               0.39%+            0.39%            0.47%            0.27%+
 Ratio of Net Investment Income to Average Net Assets        6.27%+            5.81%            6.30%            6.26%+
 Portfolio Turnover Rate                                         3%              10%               6%                4%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Initial share  purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began.
 +Annualized.

     Yields and total returns presented for the Portfolios are net of the Portfolios' operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolios and when comparing the yields and returns of the Portfolios with those of other mutual funds.



The REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group Inc. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," and "S&P
MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group. These mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

40

GENERAL INFORMATION

Each Portfolio of the Fund offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Fund may reject such a purchase request.
     If you wish to redeem money from a Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     A Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

41

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                [SHIP LOGO]
                                                [THE VANGUARD GROUP(R) LOGO]

                                                Post Office Box 2600
                                                Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard Variable Insurance Fund, the
following documents are available free
upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to
shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this
prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the
Fund or other Vanguard funds, please
contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy information
about the Fund (including the SAI) at the SEC's Public Reference Room in
Washington, DC. To find out more
about this public service, call the SEC
at 1-202-942-8090. Reports and other
information about the Fund are also
available on the SEC's Internet site at
http://www.sec.gov, or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington,
DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962




                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing Corporation,
                                                Distributor.

                                                P064 062002

                                                P064NY 062002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                             MONEY MARKET PORTFOLIO


                                   MAY 1, 2002


                                   PROSPECTUS




This  prospectus
contains  financial data
for the Portfolio  through
the fiscal period ended
December 31, 2001.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 PORTFOLIO PROFILE                     6 SHARE PRICE
3 MORE ON THE PORTFOLIO                 6 FINANCIAL HIGHLIGHTS
5 THE PORTFOLIO AND VANGUARD            8 GENERAL INFORMATION
5 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
6 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Money Market Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for money market funds.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk should be very low for the Portfolio, because it invests only in high-quality securities.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                              1992         3.66%
      [BAR CHART -            1993         3.04%
       SCALE -40%             1994         4.20%
       TO 80%]                1995         5.88%
                              1996         5.43%
                              1997         5.55%
                              1998         5.50%
                              1999         5.18%
                              2000         6.47%
                              2001         4.35%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.69% (quarter ended December 31, 2001).

      ----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                         1 YEAR     5 YEARS      10 YEARS
      ----------------------------------------------------------------------
      Money Market Portfolio              4.35%       5.41%        4.92%
      Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index           4.09        5.02         4.69
      ----------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Variable Insurance Fund associate at 1-866-734-4525.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

3

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash investments or cash equivalents. These instruments are considered short-term (i.e., they mature in 13 months or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 13 months or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay a fixed, variable, or floating rate of interest.
--------------------------------------------------------------------------------

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

SECURITY SELECTION
Vanguard's Fixed Income Group (Vanguard), adviser to the Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's Corporation. Securities that are unrated must be issued by a corporation with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

4

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     The Portfolio may also invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include: the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.
     The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

5

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2001, Vanguard managed more than $408 billion in total assets.
     The individuals responsible for overseeing the Portfolio's investments are:
- IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategies since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments and the Portfolio since 1997. Education: B.S., University of Wisconsin.
Mr. Glocke manages the Portfolio on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolio's broad investment policies and for overseeing the Portfolio manager.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

6

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.
     The instruments held by the Portfolio are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

7

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Money Market Portfolio as an example. The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $1.00 per share. During the period, the Portfolio earned $0.007 per share from investment income (interest).

Shareholders received $0.007 per share in the form of dividend distributions. The earnings ($0.007 per share) minus the distributions ($0.007 per share) resulted in a share price of $1.00 at the end of the period. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 0.69% for the period.

As of December 31, 2001, the Portfolio had $1 billion in net assets. For the period, its annualized expense ratio was 0.18% ($1.80 per $1,000 of net assets), and its annualized net investment income amounted to 2.73% of its average net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                             MONEY MARKET PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00        $1.00           $1.00         $1.00        $1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .007         .052            .061          .050         .055       .054
 Net Realized and Unrealized Gain (Loss) on Investments       --           --              --            --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .007         .052            .061          .050         .055       .054
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.007)       (.052)          (.061)        (.050)       (.055)     (.054)
 Distributions from Realized Capital Gains                    --           --              --            --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (.007)       (.052)          (.061)        (.050)       (.055)     (.054)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00        $1.00           $1.00         $1.00        $1.00      $1.00
====================================================================================================================================

TOTAL RETURN                                               0.69%        5.34%           6.21%         5.09%        5.60%      5.48%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,034       $1,032            $861          $723      $   590    $   393
 Ratio of Total Expenses to Average Net Assets           0.18%**        0.18%           0.17%         0.20%        0.20%      0.21%
 Ratio of Net Investment Income to Average Net Assets    2.73%**        5.14%           6.06%         4.98%        5.46%      5.36%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

8

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP(R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P064SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                         SHORT-TERM CORPORATE PORTFOLIO

                                  JUNE 28, 2002


                                   PROSPECTUS





This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM CORPORATE PORTFOLIO
PROSPECTUS
JUNE 28, 2002

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CONTENTS
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1 PORTFOLIO PROFILE                     8 SHARE PRICE
2 MORE ON THE PORTFOLIO                 8 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD           10 GENERAL INFORMATION
7 INVESTMENT ADVISER                   GLOSSARY (inside back cover)
8 TAXES
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Short-Term Corporate Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.

     The Short-Term Corporate Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
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1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of income and to preserve contract owners' principal.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for short-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be low for the portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio, because it invests mainly in bonds that are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                               ANNUAL TOTAL RETURNS
              ----------------------------------------------------
      [BAR CHART -             2000           8.17%
       SCALE -40%              2001           7.85%
       TO 80%]
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.00% (quarter ended December 31, 2001).

      ------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ------------------------------------------------------------------------
                                                    1 YEAR   SINCE INCEPTION*
      ------------------------------------------------------------------------
      Short-Term Corporate Portfolio                 7.85%         6.25%
      Lehman Brothers 1-5 Year U.S. Credit Index     9.73          7.04
      ------------------------------------------------------------------------
      *February 8, 1999.
      ------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark

3

detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
     The Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium- quality--fixed income securities. As a result, the Portfolio is subject to certain risks.

[FLAG] THE  PORTFOLIO IS SUBJECT TO BOND MARKET  RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
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[FLAG] THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a comparatively low level of interest rate risk.
     The Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Portfolio because it invests primarily in bonds with high credit-quality ratings.

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is determined by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated equivalent to or in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

     In addition, the Portfolio is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds. Accordingly, the Portfolio is expected to have a relatively high level of income risk.

SECURITY SELECTION
The Portfolio invests primarily in a variety of high-quality--and, to a lesser extent, medium-quality--fixed income securities. The Portfolio maintains a dollar-weighted average maturity of between 1 and 3 years. At least 80% of the Portfolio's net assets will be invested in corporate fixed income securities. Depending on the outlook for interest rates, the adviser may adjust the average maturity of the Portfolio's holdings within the target range. The adviser also may attempt to improve the Portfolio's total return by emphasizing sectors and individual securities that appear to offer good value.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER MAY DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     At least 70% of the Portfolio's assets will be invested in high-grade bonds, which are listed in one of the top three rating categories by an independent bond-rating agency. The remaining assets may be invested in fixed income securities listed in the fourth-highest rating category by an independent agency. If the credit rating of a security owned by the Portfolio is lowered, the Portfolio may continue to hold the security if the adviser considers it advantageous to do so.
     Although the Portfolio invests primarily in corporate debt securities, it may invest in other types of instruments. The list below shows, at a glance, an explanation of the types of financial instruments that may be purchased by the Portfolio.
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
- U.S. government and agency bonds represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.
- State and Municipal bonds represent loans by an investor to a state or municipal government, or one of their agencies or instrumentalities.

5

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Portfolio to commercial banks or large securities dealers.
- Futures, options, and other derivatives may represent up to 20% of the Portfolio's total assets. These investments may be in bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives.
- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict and is driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies.
- Preferred stocks distribute set dividends from the issuer. The preferred stockholder's claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity.
- Illiquid securities are securities that the Portfolio may not be able to sell in the ordinary course of business. The Portfolio may invest up to 15% of its assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified institutional buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Portfolio without limit.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in credit swaps and interest rate swaps. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for

6

speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
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     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

7

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2001, Vanguard managed more than $408 billion in total assets.
     The individuals responsible for overseeing the Portfolio's investments are:
- IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategies since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.
- ROBERT F. AUWAERTER, Principal of Vanguard. He has worked in investment management since 1978; has managed portfolio investments since 1979; has been with Vanguard since 1981; and has managed the Portfolio since its inception. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.
Mr. Auwaerter manages the Portfolio on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolio's broad investment policies and for overseeing the Portfolio manager.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

8

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Bonds held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

9

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $10.40 per share. During the period, the Portfolio earned $0.115 per share from investment income (interest and dividends). There was a decline of $0.115 per share in the value of investments held or sold by the Portfolio. The share price at the end of the period was $10.40, reflecting no change.

As of December 31, 2001, the Portfolio had $142 million in net assets. For the period, its annualized expense ratio was 0.21% ($2.10 per $1,000 of net assets) and its annualized net investment income amounted to 5.50% of its average net assets. It sold and replaced securities valued at 15% of its net assets.
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------------------------------------------------------------------------------------------------------------------------
                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                         SHORT-TERM CORPORATE PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.40           $ 9.72            $9.75            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .115             .581             .646              .355
 Net Realized and Unrealized Gain (Loss) on Investments       (.115)            .430            (.030)            (.250)
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              --            1.011             .616              .105
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            --            (.331)           (.646)            (.355)
 Distributions from Realized Capital Gains                       --               --               --                --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --            (.331)           (.646)            (.355)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.40           $10.40            $9.72            $ 9.75
========================================================================================================================

TOTAL RETURN                                                  0.00%           10.65%            6.54%             1.08%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $142             $128              $63               $29
 Ratio of Total Expenses to Average Net Assets               0.21%+            0.21%            0.20%            0.27%+
 Ratio of Net Investment Income to Average Net Assets        5.50%+            6.33%            6.74%            5.74%+
 Portfolio Turnover Rate                                        15%              46%              44%               39%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
 +Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

10

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP(R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Short-Term Corporate Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P144SA 062002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                        TOTAL BOND MARKET INDEX PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS



This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.






NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO
PROSPECTUS
MAY 1, 2002

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CONTENTS
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1 PORTFOLIO PROFILE                      8 SHARE PRICE
3 MORE ON THE PORTFOLIO                  8 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
7 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
8 TAXES
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Total Bond Market Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.

     The Total Bond Market Index Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
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1

PORTFOLIO PROFILE

Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad market-weighted bond index.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding a sample of bonds that seeks to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures the total universe of public investment-grade fixed income securities in the United States--including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of more than 1 year.
     The Portfolio invests at least 80% of its total assets in bonds represented in the Index. The remainder of its assets may be invested outside the Index, in bonds whose characteristics and risks--including maturity, credit quality, and issuer type--are similar to those in the Index. To the extent that the Portfolio invests outside the Index, it may employ active-management strategies. The Index and non-Index securities, in combination, will have characteristics and risks similar to those of the Index. The Portfolio maintains a dollar-weighted average maturity of between 5 and 10 years.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk should be moderate for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Portfolio.
- Prepayment risk, which is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk should be moderate for the Portfolio.
- Index sampling risk, which is the chance that the securities selected for the Portfolio will not provide investment performance matching that of the Index. Index sampling risk should be low for the Portfolio.

2

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -                 1992             6.38%
 SCALE -40%                  1993             9.40%
 TO 80%]                     1994            -2.68%
                             1995            18.04%
                             1996             3.53%
                             1997             9.41%
                             1998             8.30%
                             1999            -0.80%
                             2000            11.28%
                             2001             8.30%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.78% (quarter ended March 31, 1994).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                             1 YEAR   5 YEARS    10 YEARS
      ---------------------------------------------------------------------
      Total Bond Market Index Portfolio       8.30%     7.21%      6.96%
      Lehman Brothers Aggregate Bond Index    8.44      7.43       7.23
      ---------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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3

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio is an index fund. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established targeted index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse.

[FLAG] THE  PORTFOLIO IS SUBJECT TO BOND MARKET  RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates such as those issued by the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
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--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
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4

     The Portfolio invests mainly in bonds. As a result, it is subject to certain risks.

[FLAG] THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.
     The Portfolio is also subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Portfolio because it invests primarily in bonds with high credit-quality ratings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is determined by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated equivalent to or in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

     In addition, the Portfolio is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds.

SECURITY SELECTION
The Portfolio invests in a statistically selected sample of fixed income and mortgage-backed securities in an attempt to parallel the performance of the
Lehman Brothers Aggregate Bond Index. This Index is a widely recognized benchmark for the U.S. bond market and consists of close to 7,000 government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds. The statistical sampling technique is used because it would be impractical and too costly to actually own all of the securities that make up the Index. The Portfolio invests at least 80% of its assets in bonds represented in the Index.
     The Lehman Brothers Aggregate Bond Index comprises four major types of taxable bonds in the United States: U.S. Treasury and agency securities, corporate bonds, foreign bonds denominated in U.S. dollars, and mortgage-backed securities. As of December 31, 2001, these four types of bonds represented the following proportions of the Portfolio's market value:

      --------------------------------------------------------------
                                             PORTION OF PORTFOLIO'S
      TYPE OF BOND                                MARKET VALUE
      --------------------------------------------------------------
      Corporate                                       38.3%
      Mortgage-backed securities                      37.6
      U.S. Treasury and government agency             23.3
      Foreign                                          0.8
      --------------------------------------------------------------

5

     Since 1991, the effective dollar-weighted average maturity of the Portfolio has ranged from a high of 13.0 years to a low of 7.4 years; it was 8.4 years on December 31, 2001. The Portfolio attempts to remain fully invested in bonds at all times.
     In attempting to parallel the Index's performance, the adviser selects securities that, as a group, have characteristics similar to those of the Index. These characteristics include risk factors that measure yield-curve exposures relative to the Index (i.e., the distribution of coupon payments and maturity payments over time) and spread exposures relative to the Index (i.e., the exposure to changes in yield spreads between corporate bonds and Treasury bonds).
     To enhance the Portfolio's return, the adviser uses a "corporate substitution" strategy. This normally means that the Portfolio invests up to 15% more of its net assets in short-term, high-quality corporate bonds (1- to 4-year maturities) than does the Index, while holding up to 15% less of its net assets in short-term Treasury securities.
     The corporate substitution strategy may increase the Portfolio's income, but it may also marginally increase its exposure to credit risk. The adviser attempts to mitigate the additional risk by widely diversifying the corporate bond holdings. Overall, the Portfolio's credit risk is expected to be low.
     Besides investing in fixed income securities that make up its target index, the Portfolio may invest up to 20% of its total assets in fixed income securities not in the target index. The Portfolio may purchase nonpublic investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index.
     The Portfolio invests a substantial portion of its assets in mortgage-backed securities, which represent partial ownership in pools of mortgage loans. Unlike ordinary bonds, which usually repay principal upon maturity, mortgage-backed securities pay some principal along with interest as part of their periodic payments. Because it holds mortgage-backed securities, the Portfolio is subject to prepayment risk--the chance that, when interest rates are falling, homeowners and other mortgage borrowers will repay their loans earlier than scheduled by refinancing at lower rates. Because of prepayment risk, mortgage-backed securities generally do not enjoy as large a gain in market value as do other bonds during periods of falling interest rates. Also, when prepayments occur, the Portfolio will have to reinvest the proceeds at generally lower rates, thereby reducing its income. Conversely, when interest rates rise, borrowers are less likely to prepay mortgage loans, so the market value of mortgage-backed securities may decline more than the market values of ordinary bonds. To compensate investors for these risks, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity. The credit quality of mortgage-backed securities is high. The Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). The U.S. government guarantees the timely payment of interest and principal on GNMA securities. Securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. Guarantees by the U.S. government or its agencies are limited to the timely payment of interest and principal; the market values of such securities are not guaranteed and can fluctuate widely. The Portfolio also may invest in conventional mortgage securities to the extent that these securities are represented in the Index. Conventional mortgage securities are packaged by private corporations and not guaranteed by the U.S. government.

6

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of matching its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
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7

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2001, Vanguard managed more than $408 billion in total assets.
     The individuals responsible for overseeing the Portfolio's investments are:
- IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategies since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.
- KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed portfolio investments since 1982; and has been with Vanguard and has managed the Portfolio since 1992. Education: B.S., University of Illinois; M.B.A., University of Chicago.
Mr. Volpert manages the Portfolio on a day-to-day basis. Mr. MacKinnon is responsible for setting the Portfolio's broad investment policies and for overseeing the Portfolio manager.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.

8

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities, and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Bonds held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, indepen-

9

dent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $11.34 per share. During the period, the Portfolio earned $0.158 per share from investment income (interest and dividends). There was a decline of $0.208 per share in the value of investments held or sold by the Portfolio, resulting in a net decline of $0.05 from investment operations.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $11.29, reflecting a decrease of $0.05 per share. The total return from the Portfolio was -0.44% for the period.

As of December 31, 2001, the Portfolio had $533 million in net assets. For the period, its annualized expense ratio was 0.22% ($2.20 per $1,000 of net assets) and its annualized net investment income amounted to 5.82% of its average net assets. It sold and replaced securities valued at 19% of its net assets.
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                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                       TOTAL BOND MARKET INDEX PORTFOLIO*
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                 DEC. 31, 2001**         2001            2000          1999         1998       1997
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NET ASSET VALUE, BEGINNING OF PERIOD                      $11.34       $10.36          $10.34        $11.07       $10.57     $10.29
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INVESTMENT OPERATIONS
 Net Investment Income                                      .158         .653            .680          .646         .663       .678
 Net Realized and Unrealized Gain (Loss) on Investments    (.208)        .670            .020         (.700)        .500       .280
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        (.050)       1.323            .700         (.054)       1.163       .958
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --        (.343)          (.680)        (.646)       (.663)     (.678)
 Distributions from Realized Capital Gains                    --           --              --         (.030)          --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (.343)          (.680)        (.676)       (.663)     (.678)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.29       $11.34          $10.36        $10.34       $11.07     $10.57
====================================================================================================================================

TOTAL RETURN                                              -0.44%       13.05%           7.05%        -0.49%       11.36%      9.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $533         $520            $337          $337         $322       $188
 Ratio of Total Expenses to Average Net Assets            0.22%+        0.22%           0.20%         0.23%        0.28%      0.29%
 Ratio of Net Investment Income to Average Net Assets     5.82%+        6.31%           6.63%         6.06%        6.16%      6.51%
Portfolio Turnover Rate                                      19%          75%             61%           69%          65%        40%
====================================================================================================================================

 *Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond
  Portfolio.
**The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
 +Annualized.

10

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP(R)]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P067SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                            HIGH YIELD BOND PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS



This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 PORTFOLIO PROFILE                      9 SHARE PRICE
3 MORE ON THE PORTFOLIO                  9 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD            11 GENERAL INFORMATION
8 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
8 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The High Yield Bond Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The High Yield Bond Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard and Poor's Corporation. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Portfolio's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is high for the Portfolio.
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally moderate for intermediate-term bonds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be moderate for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CARE- FULLY CONSIDER THE RISKS ASSOCIATED WITH THIS PORTFOLIO BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -                  1997           12.08%
 SCALE -40%                   1998            4.06%
 TO 80%]                      1999            2.89%
                              2000           -2.06%
                              2001            3.25%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.08% (quarter ended June 30, 1997), and the lowest return for a quarter was -3.26% (quarter ended December 31, 2000).

     ---------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
     ---------------------------------------------------------------------------
                                            1 YEAR    5 YEARS   SINCE INCEPTION*
     ---------------------------------------------------------------------------
     High Yield Bond Portfolio               3.25%     3.95%          5.14%
     Lehman Brothers High Yield Bond Index   5.28      3.06           4.05
     ---------------------------------------------------------------------------
     *June 3, 1996.
     ---------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

3

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests mainly in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." As a result, the Portfolio is subject to certain risks.

[FLAG] THE  PORTFOLIO IS SUBJECT TO BOND MARKET  RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

[FLAG] BECAUSE IT INVESTS IN HIGH-YIELD  BONDS--WHOSE  PRICES AND CREDIT QUALITY
     CAN CHANGE SUDDENLY AND UNEXPECTEDLY--THE PORTFOLIO IS SUBJECT TO A HIGH DEGREE OF CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER. PRICES OF HIGH-YIELD SECURITIES ARE LIKELY TO FLUCTUATE MORE SEVERELY THAN PRICES OF
     INVESTMENT-GRADE BONDS, AND MAY FLUCTUATE INDEPENDENTLY FROM THE BROADER BOND MARKET.

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is determined by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated equivalent to or in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

     Credit risk is expected to be high for the Portfolio because it invests primarily in bonds issued by corporations with relatively low credit-quality ratings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG] THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     In general, interest rate fluctuations widen as a bond portfolio's average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.
     In addition, the Portfolio is subject to income risk--the chance that dividends paid from net interest income will decline because of a decline in overall interest rates. In general, income risk is highest for short-term bond funds and lowest for long-term bond funds. Accordingly, the Portfolio is expected to have a moderate level of income risk.

5

SECURITY SELECTION
The Portfolio invests in a diversified group of high-yielding corporate bonds, commonly known as "junk bonds." The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. For purposes of the Portfolio's 80% policy, assets refers to net assets plus borrowings for investment purposes. These bonds are considered to be "below investment-grade," meaning that they carry a high degree of risk and are considered speculative. No more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, convertible securities, or preferred stocks. The Portfolio may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities. The Portfolio will not invest in securities that are rated less than Caa ("substantial risk, in poor standing") by Moody's or CCC by Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. If the credit rating of a security held by the Portfolio is later downgraded below Caa or CCC, the Portfolio may continue to hold it, and it will be sold only if the adviser believes it would be advantageous to do so.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     The Portfolio's adviser selects securities on an individual basis after researching-- among other things--the nature of a company's business, its strategy, and the quality of its management. The adviser looks for bonds with attractive yields issued by companies whose financial prospects are stable or improving.
     The share price of the Portfolio is influenced not only by changing interest rates and by market perceptions of credit quality but also by the outlook for economic growth. When the economy appears to be weakening or shrinking, investors may fear that defaults on high-yield bonds will increase and that the market value of high-yield bonds will decline, even if other bond prices are rising because of a decline in prevailing interest rates.
     During such periods, trading activity in the market for high-yield bonds may slow, and it may become more difficult to find buyers for the bonds. In such conditions, prices of high-yield bonds could decline suddenly and substantially, and the Portfolio could be forced to sell securities at a significant loss to meet shareholder redemptions. Also, there may be significant disparities in the prices quoted for high-yield securities by bond dealers, making it difficult for the Portfolio to value its securities accurately. As of December 31, 2001, the Portfolio's holdings had the following credit-quality characteristics:

----------------------------------------------------------------
INVESTMENT                 PERCENTAGE OF PORTFOLIO'S NET ASSETS
----------------------------------------------------------------
Corporate bonds
  A                                         0.4%
  Baa                                      11.4
  Ba                                       43.6
  B                                        38.4
  Caa                                       0.4
  Ca                                        0.2
U.S. Treasury securities                    5.6
----------------------------------------------------------------

6

     The Portfolio's adviser seeks to mitigate credit risk by diversifying holdings across many issuers and a wide variety of industries. As of December 31, 2001, the Portfolio held the bonds of 161 corporate issuers. The adviser also seeks to mitigate risk by making its own independent and ongoing assessment of the credit quality of the Portfolio's holdings, rather than relying solely on the credit-quality analyses of rating agencies.
     The Portfolio may invest in asset-backed securities--i.e., bonds that represent partial ownership in pools of consumer or commercial loans, such as mortgage loans, automobile loans, or credit-card balances. The value of asset-backed securities ultimately depends on repayments by the underlying borrowers. A primary risk of asset-backed securities is that it is difficult to predict how prepayments by borrowers will affect the maturity of such investments.
     The Portfolio may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers. Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Portfolio to convert to cash if needed.
     The Portfolio will not invest more than 15% of its net assets in illiquid securities. If a substantial market develops for a restricted security held by the Portfolio, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. While the Portfolio's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. The factors the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest in bonds of foreign issuers, so long as the securities are denominated in U.S. dollars. To the extent that it owns foreign bonds, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that a rise in the value of the U.S. dollar versus foreign currencies could make it difficult for a foreign bond issuer to make payments on its dollar-denominated bonds.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in credit swaps and interest rate swaps. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

7

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

8

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed more than $311 billion in stock and bond portfolios as of December 31, 2001.
     The individual responsible for overseeing the Portfolio's investments is:
- EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Portfolio since its inception. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Wellington Management represented an effective annual rate of 0.06% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

9

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Bonds held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the period shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

10

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $8.28 per share. During the period, the Portfolio earned $0.168 per share from investment income (interest and dividends) and $0.142 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $8.59, reflecting an increase of $0.31 per share. The total return from the Portfolio was 3.74% for the period.

As of December 31, 2001, the Portfolio had $172 million in net assets. For the period, its annualized expense ratio was 0.28% ($2.80 per $1,000 of net assets) and its annualized net investment income amounted to 8.87% of its average net assets. It sold and replaced securities valued at 6% of its net assets.
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------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                           HIGH YIELD BOND PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.28        $9.02           $9.50        $10.09       $10.59     $10.15
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .168         .794            .849          .847         .895       .922
 Net Realized and Unrealized Gain (Loss) on Investments     .142       (1.120)          (.480)        (.573)       (.485)      .450
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         .310        (.326)           .369          .274         .410      1.372
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --        (.414)          (.849)        (.847)       (.895)     (.922)
 Distributions from Realized Capital Gains                    --           --              --         (.017)       (.015)     (.010)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (.414)          (.849)        (.864)       (.910)     (.932)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $8.59        $8.28           $9.02        $ 9.50       $10.09     $10.59
====================================================================================================================================

TOTAL RETURN                                               3.74%       -3.72%           4.03%         2.68%        3.85%     14.12%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $172         $158            $142          $146         $131        $85
 Ratio of Total Expenses to Average Net Assets           0.28%**        0.28%           0.26%         0.29%        0.31%      0.31%
 Ratio of Net Investment Income to Average Net Assets    8.87%**        9.26%           9.12%         8.51%        8.45%      8.88%
 Portfolio Turnover Rate                                      6%          29%             23%           31%          38%        30%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

11

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP(R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund High Yield Bond Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P146SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                               BALANCED PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS




This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
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1 PORTFOLIO PROFILE                 9 SHARE PRICE
2 MORE ON THE PORTFOLIO             9 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD       11 GENERAL INFORMATION
7 INVESTMENT ADVISER               GLOSSARY (inside back cover)
8 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Balanced Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Balanced Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the adviser's opinion, are undervalued but have prospects to improve. These stocks are commonly referred to as "value" stocks. The remaining 30% to 40% of assets are invested primarily in high-quality intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock and bond markets. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from low to moderate for the Portfolio.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk is low for the Portfolio.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -                1992                7.18%
 SCALE -40%                 1993               13.18%
 TO 80%]                    1994                -0.6%
                            1995               32.43%
                            1996               16.23%
                            1997               23.13%
                            1998               12.04%
                            1999                4.32%
                            2000               10.36%
                            2001                4.43%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.06% (quarter ended June 30, 1997), and the lowest return for a quarter was -5.65% (quarter ended September 30, 2001).

      --------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------------
                                    1 YEAR         5 YEARS          10 YEARS
      --------------------------------------------------------------------------
      Balanced Portfolio             4.43%         10.65%            11.90%
      Standard & Poor's 500 Index  -11.89          10.70             12.94
      Composite Stock/Bond Index*   -4.11           9.94             11.36
      -------------------------------------------------------------------------
      *Weighted 65% in the S&P 500 Index and 35% in the Lehman Brothers
       Credit A or Better Bond Index.
      -------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the

3

financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

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                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

MARKET EXPOSURE
STOCKS
The Portfolio invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies.

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

4

[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE-CAP VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

BONDS
The Portfolio invests 30% to 40% of its assets in high-quality intermediate- and long-term bonds.

[FLAG] THE  PORTFOLIO IS SUBJECT TO BOND MARKET  RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you should have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG] THE PORTFOLIO IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT
     BOND PRICES WILL FALL WHEN INTEREST RATES RISE.

     The Portfolio is subject to credit risk--the chance that its share price could decline if issuers of the bonds it holds experience financial difficulties. Credit risk is expected to be low for the Portfolio because it invests primarily in bonds with high credit-quality ratings.

SECURITY SELECTION
The Portfolio invests in both stocks and bonds. It invests 60% to 70% of its assets in common stocks, with an emphasis on dividend-paying stocks of well-established large or medium-size companies. The Portfolio invests 30% to 40% of its assets in high-quality intermediate- and long-term bonds that the adviser believes will generate a high and sustainable level of income. The combination of stocks and bonds is intended to conserve capital, provide a reasonable level of current income, and offer the potential for long-term growth of capital and income.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     In building the Portfolio's stock holdings, the adviser seeks to purchase companies whose prospects are improving but whose share prices do not reflect their value. The adviser's goal is to identify and purchase these securities before their value is recognized

5

by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By purchasing a diversified group of such "value" stocks, the adviser hopes to assemble a portfolio that will produce increased income and capital appreciation over time, with moderate risk in comparison with the stock market as a whole.
     In selecting the Portfolio's bond holdings, the adviser emphasizes corporate bonds issued by high-quality companies. The Portfolio also invests in bonds issued by the U.S. government and government agencies and in mortgage-backed securities. To generate a relatively stable stream of interest income, the adviser does not generally make large adjustments in the average maturity of the Portfolio's bond holdings in anticipation of changes in interest rates.
     A breakdown of the Portfolio's bond holdings (which amounted to 34% of the Portfolio's net assets) as of December 31, 2001, follows:

------------------------------------------------------------------------------
TYPE OF BOND                           PERCENTAGE OF PORTFOLIO'S BOND HOLDINGS
------------------------------------------------------------------------------
Corporate                                              78.5%
U.S. Treasury and government agency                    18.2
Foreign                                                 3.3
Other                                                   0.0
------------------------------------------------------------------------------

     The adviser purchases bonds that are investment-grade quality--i.e., bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The dollar-weighted average quality of bonds held by the Portfolio as of December 31, 2001, was Aa3, according to Moody's.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is determined by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), or by independent analysis of a fund's adviser. The lower the rating, the greater the chance--in the rating agency's or adviser's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated equivalent to or in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

     Although the Portfolio may hold any mix of stocks, bonds, and cash investments it deems desirable, the adviser generally adjusts the allocation only gradually and only within the target ranges of 60% to 70% for stocks and 30% to 40% for bonds. Such allocation changes can occur for any of three reasons:
-    To improve the Portfolio's income stream.
-    Because one type of asset has significantly outperformed the other.
-    Because the adviser sees greater value in one type of asset than another.

6

     The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent that it holds foreign securities, the Portfolio is subject to (1) country risk, which is the chance that domestic events--such as political upheavals, financial troubles, or natural disasters--will weaken a country's securities markets; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of large and medium-size companies and high-quality intermediate- and long-term bonds, the Portfolio may make certain other kinds of investments to achieve its objective.
     The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in less risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds or stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

7

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides advisory services for the Portfolio. Wellington Management, an investment advisory firm founded in 1928, managed more than $311 billion in stock and bond portfolios as of December 31, 2001.

8

     The individuals responsible for overseeing the Portfolio's investments are:
- ERNST H. VON METZSCH, CFA, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1971; has been with Wellington Management since 1973; has managed portfolio investments since 1984; and has managed the Portfolio since 1995. Education: M.Sc., University of Leiden, Holland; Ph.D., Harvard University.
- PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has assisted in the management of the Portfolio since 1994. Education: B.S., Dickinson College; M.S., Sloan School of Management, Massachusetts Institute of Technology.
     Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Wellington Management's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of a Composite Stock/Bond Index over the same period. The Index is a composite benchmark, 65% of which is made up of the Standard & Poor's 500 Index and 35% of which is made up of the Lehman Brothers Credit A or Better Bond Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Wellington Management represented an effective annual rate of 0.09% of the Portfolio's average net assets, before a performance-based increase of 0.01% and 0.02%, respectively.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

9

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Bonds held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

10

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $15.87 per share. During the period, the Portfolio earned $0.12 per share from investment income (interest and dividends) and $0.99 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $16.98, reflecting an increase of $1.11 per share. The total return from the Portfolio was 6.99% for the period.

As of December 31, 2001, the Portfolio had $697 million in net assets. For the period, its annualized expense ratio was 0.30% ($3.00 per $1,000 of net assets) and its annualized net investment income amounted to 3.15% of its average net assets. It sold and replaced securities valued at 4% of its net assets.
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------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                              BALANCED PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $15.87       $16.93          $17.41        $17.73       $17.97     $14.81
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .12          .54             .71           .63          .63        .60
  Net Realized and Unrealized Gain (Loss) on Investments     .99          .08             .26           .95          .56       3.31
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.11          .62             .97          1.58         1.19       3.91
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --         (.72)           (.64)         (.62)        (.60)      (.19)
  Distributions from Realized Capital Gains                   --         (.96)           (.81)        (1.28)        (.83)      (.56)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       --        (1.68)          (1.45)        (1.90)       (1.43)      (.75)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.98       $15.87          $16.93        $17.41       $17.73     $17.97
====================================================================================================================================

TOTAL RETURN                                               6.99%        4.15%           5.91%         9.44%        7.26%     27.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $697         $636            $512          $599         $553       $468
  Ratio of Total Expenses to Average Net Assets          0.30%**        0.29%           0.25%         0.29%        0.31%      0.32%
  Ratio of Net Investment Income to Average Net Assets   3.15%**        3.53%           3.98%         3.58%        3.72%      3.96%
  Portfolio Turnover Rate                                     4%          27%             28%           24%          31%        25%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

11

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Balanced Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P069SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                            EQUITY INCOME PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS




This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.







NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO
PROSPECTUS
MAY 1, 2002

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CONTENTS
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1 PORTFOLIO PROFILE                        7 SHARE PRICE
2 MORE ON THE PORTFOLIO                    8 FINANCIAL HIGHLIGHTS
6 THE PORTFOLIO AND VANGUARD              10 GENERAL INFORMATION
7 INVESTMENT ADVISER                      GLOSSARY (inside back cover)
7 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Equity Income Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Equity Income Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 80% of its net assets in common stocks of well-established companies that pay relatively high levels of dividend income and have the potential for capital appreciation. The adviser selects stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. Such stocks are often considered to be "value" stocks. In addition, the adviser looks for companies that are committed to paying dividends consistently.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another for the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                                  ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -                    1994             -1.24%
 SCALE -40%                     1995             38.90%
 TO 80%]                        1996             18.69%
                                1997             34.39%
                                1998             17.62%
                                1999             -2.51%
                                2000             11.37%
                                2001             -3.51%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.21% (quarter ended June 30, 1997), and the lowest return for a quarter was -8.58% (quarter ended September 30, 1999).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                   1 YEAR    5 YEARS     SINCE INCEPTION*
      ---------------------------------------------------------------------
      Equity Income Portfolio       3.51%     10.61%          12.94%
      Russell 1000 Value Index     -5.59      11.13           13.47
      ---------------------------------------------------------------------
      *June 7, 1993.
      ---------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark

3

detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

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                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
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[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

4

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     As of December 31, 2001, the Portfolio had invested 30.9% of net assets in its top ten holdings.

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                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio invests at least 80% of its net assets in dividend-paying stocks of large, well-established U.S. companies. The Portfolio's adviser selects a diversified group of stocks after evaluating companies that have dividend yields (annualized dividends divided by stock price) at least 25% higher than the average dividend yield of the Standard & Poor's Industrial Index, a corporate commitment and the financial ability to pay dividends consistently, a market capitalization of at least $3 billion, and the potential for long-term capital appreciation.
     The Portfolio's investment philosophy reflects a belief that dividend income is an important component of long-term total returns and that dividend income is a more stable source of returns than capital change, which can be positive or negative. Because dividend income historically has tended to be relatively stable in the short-term, while stock prices fluctuate widely, the total returns of stocks that pay relatively high dividend yields have usually been less volatile than the returns of stocks with low dividend yields.

5

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks or securities that are convertible to common stocks, the Portfolio may invest up to 20% of its total assets in cash investments and investment-grade bonds (those that have received one of the top four credit-quality ratings by Standard & Poor's Corporation or Moody's Investors Service).
     Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its total assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency .
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

6

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
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     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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7

INVESTMENT ADVISER

Newell Associates (Newell), 525 University Avenue, Palo Alto, CA 94301, provides advisory services for the Portfolio. Newell, an investment advisory firm founded in 1986, managed about $1.7 billion in assets as of December 31, 2001.
     The individual responsible for overseeing the Portfolio's investments is:
- ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Portfolio since its inception. Education: B.A. and M.A., University of Minnesota; J.D., Harvard Law School.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Newell represented an effective annual rate of 0.10% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.

8

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $19.30 per share. During the period, the Portfolio earned $0.10 per share from investment income (interest and dividends) and $0.39 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $19.79, reflecting an increase of $0.49 per share. The total return from the Portfolio was 2.54% for the period.

As of December 31, 2001, the Portfolio had $348 million in net assets. For the period, its annualized expense ratio was 0.32% ($3.20 per $1,000 of net assets) and its annualized net investment income amounted to 2.20% of its average net assets. It sold and replaced securities valued at 0% of its net assets.
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9

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                            EQUITY INCOME PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $19.30       $21.09          $21.10        $19.69       $18.50     $13.71
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INVESTMENT OPERATIONS
  Net Investment Income                                      .10          .44             .58           .51         .490        .42
  Net Realized and Unrealized Gain (Loss) on Investments     .39         (.26)            .08          1.50        1.475       4.69
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .49          .18             .66          2.01        1.965       5.11
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --         (.58)           (.52)         (.49)       (.400)      (.15)
  Distributions from Realized Capital Gains                   --        (1.39)           (.15)         (.11)       (.375)      (.17)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       --        (1.97)           (.67)         (.60)       (.775)      (.32)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $19.79       $19.30          $21.09        $21.10       $19.69     $18.50
====================================================================================================================================

TOTAL RETURN                                               2.54%        0.78%           3.06%        10.36%       11.19%     38.05%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $348         $334            $322          $429         $375       $271
  Ratio of Total Expenses to Average Net Assets          0.32%**        0.33%           0.31%         0.33%        0.36%      0.37%
  Ratio of Net Investment Income to Average Net Assets   2.20%**        2.21%           2.44%         2.44%        2.69%      3.11%
  Portfolio Turnover Rate                                     0%           1%              8%            6%           6%         8%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

10

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Equity Income Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P008SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                           DIVERSIFIED VALUE PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS





This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.






NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
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1 PORTFOLIO PROFILE                      7 SHARE PRICE
2 MORE ON THE PORTFOLIO                  8 FINANCIAL HIGHLIGHTS
6 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
6 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
7 TAXES
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--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Diversified Value Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Diversified Value Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
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1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in common stocks of large and medium-size companies whose stocks are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Value stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                               ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART-                   2000              26.03%
 SCALE -40%                   2001               0.76%
 TO 80%]
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.44% (quarter ended September 30, 2000), and the lowest return for a quarter was -10.96% (quarter ended September 30, 2001).

2

      --------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      --------------------------------------------------------------------
                                                 1 YEAR   SINCE INCEPTION*
      --------------------------------------------------------------------
      Diversified Value Portfolio                 0.76%          3.47%
      Standard & Poor's 500/Barra Value Index   -11.71           1.57
      --------------------------------------------------------------------
      *February 8, 1999.
      --------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more substantial risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

3

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                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such factors as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book values. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
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[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                 54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

4

     As of December 31, 2001, the Portfolio had invested 30.7% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing mainly in common stocks of mid- and large-capitalization companies. The adviser's method is to research stocks on a company-by-company basis and to develop earnings forecasts for them. From companies that appear to have strong finances and good prospects for growth in earnings and dividends, the adviser selects those whose stock prices appear to be undervalued by the overall market. Such stocks (often called "value" stocks) will typically have above-average current dividend yields and sell at below-average prices in comparison with such fundamentals as their book value and earnings.
     To keep the Portfolio well diversified, the adviser generally invests no more than 15% of the Portfolio's assets in a single industry group. The Portfolio's overall makeup is expected to differ from the broad stock market in terms of industry weightings and market capitalization. Therefore, the Portfolio's performance is likely to differ from the performance of the overall market or broad indexes such as the S&P 500 Index.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its total assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

5

     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

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                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

6

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, provides advisory services for the Portfolio. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers
(US) LLC, which is a subsidiary of Old Mutual plc. Barrow, Hanley managed approximately $29 billion in stock and bond portfolios as of December 31, 2001.
     The individual responsible for overseeing the Portfolio's investments is:
- JAMES P. BARROW, Partner and President of Barrow, Hanley. He has worked in investment management since 1965; has been with Barrow, Hanley since 1979; and has managed the Portfolio since its inception. Education: B.S., University of South Carolina.
     Barrow, Hanley's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Barrow, Hanley's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of the Standard & Poor's 500/Barra Value Index over the same period. Note that this performance fee structure was not in full operation until March 31, 2002; until then, advisory fees were calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information. Please consult the Fund's

7

Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Barrow, Hanley represented an effective annual rate of 0.13% and 0.125% of the Portfolio's average net assets, before a performance-based decrease of less than 0.005% and increase of 0.01%, respectively.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

8

     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $10.16 per share. During the period, the Portfolio earned $0.06 per share from investment income (interest and dividends) and $0.44 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $10.66, reflecting an increase of $0.50 per share. The total return from the Portfolio was 4.92% for the period.

As of December 31, 2001, the Portfolio had $174 million in net assets. For the period, its annualized expense ratio was 0.48% ($4.80 per $1,000 of net assets) and its annualized net investment income amounted to 2.03% of its average net assets. It sold and replaced securities valued at 4% of its net assets.
--------------------------------------------------------------------------------

9

------------------------------------------------------------------------------------------------------------------------
                                                                      VANGUARD VARIABLE INSURANCE FUND
                                                                         DIVERSIFIED VALUE PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.16           $ 9.85            $9.31            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .06              .16              .21               .11
  Net Realized and Unrealized Gain (Loss)
    on Investments                                              .44              .36              .45              (.80)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            .50              .52              .66              (.69)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           --             (.21)            (.12)               --
  Distributions from Realized Capital Gains                      --               --               --                --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          --             (.21)            (.12)               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.66           $10.16            $9.85            $ 9.31
========================================================================================================================

TOTAL RETURN                                                  4.92%            5.42%            7.18%            -6.90%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $174             $163              $47               $42
  Ratio of Total Expenses to Average Net Assets              0.48%+            0.45%            0.45%            0.37%+
  Ratio of Net Investment Income to Average Net Assets       2.03%+            2.19%            2.67%            2.38%+
  Portfolio Turnover Rate                                        4%              29%              42%               18%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Inception.
 +Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

10

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP(R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If  you'd  like  more  information  about  Vanguard   Variable   Insurance  Fund
Diversified Value Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P145SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                             EQUITY INDEX PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS



This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.







NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 PORTFOLIO PROFILE                      7 SHARE PRICE
2 MORE ON THE PORTFOLIO                  7 FINANCIAL HIGHLIGHTS
5 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
6 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
6 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Equity Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Equity Index Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
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1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding all of the stocks in the Standard & Poor's 500 Index in roughly the same proportion to their weightings in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization (shares outstanding x share price). For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Although the S&P 500 Index represents about 82% of the market value of the entire U.S. stock market, large-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -            1992                    7.36%
 SCALE -40%             1993                    9.77%
 TO 80%]                1994                    1.14%
                        1995                   37.37%
                        1996                   22.86%
                        1997                   33.17%
                        1998                   28.68%
                        1999                   21.05%
                        2000                   -9.04%
                        2001                  -12.00%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.42% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.70% (quarter ended September 30, 2001).

      ----------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ----------------------------------------------------------------------
                                      1 YEAR       5 YEARS       10 YEARS
      ----------------------------------------------------------------------
      Equity Index Portfolio          -12.00%       10.67%        12.82%
      Standard & Poor's 500 Index     -11.89        10.70         12.94
      ----------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.

3

     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.
     The Portfolio is an index fund. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established targeted index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse.

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

4

SECURITY SELECTION
The Portfolio is a stock index fund that seeks long-term growth of capital and income by attempting to match the performance of the S&P 500 Index, which is made up mainly of stocks of large U.S. companies. These stocks represent approximately 82% of the market value of all U.S. common stocks. In seeking to fully replicate the Index's performance, the Portfolio intends to hold all of the approximately 500 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P 500 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 56% of its market capitalization. As of December 31, 2001, the five largest companies in the Index were:

--------------------------------------------------------------
COMPANY                                   PERCENTAGE OF INDEX
--------------------------------------------------------------
General Electric Co.                             3.82%
Microsoft Corp.                                  3.42
Exxon Mobil Corp.                                2.60
Wal-Mart Stores, Inc.                            2.47
Citigroup, Inc.                                  2.43
--------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency .
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in warrants, convertible securities, and swap agreements. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of matching its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

5

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

6

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2001, Vanguard managed more than $408 billion in total assets. The individual responsible for overseeing the Portfolio's investments is:
- GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago. For the fiscal year ended September 30, 2001, and the fiscal period ended
December 31, 2001, the Portfolio's advisory expenses represented an effective annual rate of 0.001% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

7

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $27.03 per share. During the period, the Portfolio earned $0.10 per share from investment income (interest and dividends) and $2.78 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $29.91, reflecting an increase of $2.88 per share. The total return from the Portfolio was 10.65% for the period.

As of December 31, 2001, the Portfolio had $1.2 billion in net assets. For the period, its annualized expense ratio was 0.18% ($1.80 per $1,000 of net assets) and its annualized net investment income amounted to 1.24% of its average net assets. It sold and replaced securities valued at 3% of its net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                             EQUITY INDEX PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $27.03       $37.64          $33.85        $26.94       $25.32     $18.32
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .10          .36             .38           .37          .37        .34
 Net Realized and Unrealized Gain (Loss) on Investments     2.78       (10.23)           4.12          7.04         1.83       6.94
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         2.88        (9.87)           4.50          7.41         2.20       7.28
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.39)           (.38)         (.37)        (.34)      (.19)
 Distributions from Realized Capital Gains                    --         (.35)           (.33)         (.13)        (.24)      (.09)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --         (.74)           (.71)         (.50)        (.58)      (.28)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $29.91       $27.03          $37.64        $33.85       $26.94     $25.32
====================================================================================================================================

TOTAL RETURN                                              10.65%      -26.69%          13.43%        27.84%        8.97%     40.31%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)                     $1,225       $1,111          $1,507        $1,365         $920       $718
 Ratio of Total Expenses to Average Net Assets           0.18%**        0.17%           0.16%         0.18%        0.20%      0.23%
 Ratio of Net Investment Income to Average Net Assets    1.24%**        1.11%           1.01%         1.21%        1.48%      1.78%
 Portfolio Turnover Rate                                      3%           8%             11%            4%           1%         1%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

9

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.





"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group. The Equity Index Portfolio is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

10

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem moneY from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Equity Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P068SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                             MID-CAP INDEX PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS





This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.







NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
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1 PORTFOLIO PROFILE                      7 SHARE PRICE
2 MORE ON THE PORTFOLIO                  7 FINANCIAL HIGHLIGHTS
6 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
6 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
6 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Mid-Cap Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Mid-Cap Index Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.

PRIMARY INVESTMENT STRATEGIES
The Portfolio employs a "passively" managed--or index--approach, by holding the stocks in the Standard & Poor's MidCap 400 Index in roughly the same proportion to their weightings in the Index. Stocks represented in the Index, and thus the Portfolio's holdings, are weighted according to each stock's market capitalization. For example, if a specific stock represented 3% of the S&P MidCap 400 Index, the Portfolio would invest 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Mid-cap stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                               ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -            2000                    17.93%
 SCALE -40%             2001                    -0.53%
 TO 80%]
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 18.02% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.53% (quarter ended September 30, 2001).

      -------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------
                                             1 YEAR      SINCE INCEPTION*
      -------------------------------------------------------------------
      Mid-Cap Index Portfolio                -0.53%           14.16%
      Standard & Poor's MidCap 400 Index     -0.60            13.74
      -------------------------------------------------------------------
      *February 9, 1999.
      -------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark

3

detailed information about the more substantial risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests mainly in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.
     The Portfolio is an index fund. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established targeted index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse.

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

4

[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio is a stock index fund that seeks long-term growth of capital by attempting to match the performance of the S&P MidCap 400 Index, which is made up of stocks of medium-size U.S. companies. In seeking to replicate the Index's performance, the Portfolio intends to hold all of the approximately 400 stocks in the Index in roughly the same proportions as they are represented in the Index. For example, if 3% of the S&P MidCap 400 Index were made up of the stock of a specific company, the Portfolio would invest about 3% of its assets in that company. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the Index.
     The actual stocks that constitute the Index are chosen by Standard & Poor's Corporation. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the heaviest influence on its performance. The 50 largest stocks in the Index account for approximately 29% of its market capitalization. As of December 31, 2001, the five largest companies in the Index were:

--------------------------------------------------------------
COMPANY                                   PERCENTAGE OF INDEX
--------------------------------------------------------------
IDEC Pharmaceuticals Corp.                       1.21%
Electronic Arts Inc.                             0.94
SunGard Data Systems, Inc.                       0.91
M & T Bank Corp.                                 0.83
Quest Diagnostics, Inc.                          0.79
--------------------------------------------------------------

     Fluctuations in the total returns of mid-capitalization stocks historically have been somewhat greater than those for large-cap stocks and somewhat lower than those for small-cap stocks. There is no certainty, however, that this pattern will continue in the future.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.

5

     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. The Portfolio may also invest in warrants, convertible securities, and swap agreements. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of matching its target index. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

6

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2001, Vanguard managed more than $408 billion in total assets.
     The individual responsible for overseeing the Portfolio's investments is:
- GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago. For the fiscal year ended September 30, 2001, and the fiscal period ended
December 31, 2001, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

7

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $11.21 per share. During the period, the Portfolio earned $0.02 per share from investment income (interest and dividends) and $2.00 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $13.23, reflecting an increase of $2.02 per share. The total return from the Portfolio was 18.02% for the period.

As of December 31, 2001, the Portfolio had $251 million in net assets. For the period, its annualized expense ratio was 0.30% ($3.00 per $1,000 of net assets) and its annualized net investment income amounted to 0.83% of its average net assets. It sold and replaced securities valued at 9% of its net assets.
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------------------------------------------------------------------------------------------------------------------------
                                                                         VANGUARD VARIABLE INSURANCE FUND
                                                                             MID-CAP INDEX PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.21           $14.97           $10.65            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .02              .09              .08               .04
 Net Realized and Unrealized Gain (Loss) on Investments        2.00            (2.77)            4.49               .61
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            2.02            (2.68)            4.57               .65
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            --             (.08)            (.05)               --
 Distributions from Realized Capital Gains                       --            (1.00)            (.20)               --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --            (1.08)            (.25)               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.23           $11.21           $14.97            $10.65
========================================================================================================================

TOTAL RETURN                                                 18.02%          -18.86%           43.77%             6.50%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $251             $208             $192               $54
 Ratio of Total Expenses to Average Net Assets               0.30$+            0.28%            0.28%            0.24%+
 Ratio of Net Investment Income to Average Net Assets        0.83%+            0.77%            0.90%            1.03%+
Portfolio Turnover Rate                                          9%              36%              43%               24%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began.
 +Annualized.

9

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.




"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group. The Mid-Cap Index Portfolio is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

10

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Mid-Cap Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Ac
file number: 811-5962


(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

P143SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                                GROWTH PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS





This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.







NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 PORTFOLIO PROFILE                      7 SHARE PRICE
2 MORE ON THE PORTFOLIO                  8 FINANCIAL HIGHLIGHTS
6 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
6 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
7 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Growth Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
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1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. Because the Portfolio invests a higher percentage of assets in its ten largest holdings than the average stock fund, the Portfolio is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few stocks. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
[BAR CHART -            1994                    4.29%
 SCALE -40%             1995                   38.33%
 TO 80%]                1996                   26.90%
                        1997                   26.64%
                        1998                   40.75%
                        1999                   22.43%
                        2000                  -20.01%
                        2001                  -31.83%
--------------------------------------------------------------------------------
*Prior to June 22, 2001, Lincoln Capital Management Company served as the
 Portfolio's adviser. The Portfolio's current adviser is Alliance Capital Management L.P.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 24.90% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.21% (quarter ended March 31, 2001).

2

      -------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------
                                   1 YEAR   5 YEARS    SINCE INCEPTION*
      -------------------------------------------------------------------
      Growth Portfolio             -31.83%    3.54%          10.26%
      Russell 1000 Growth Index    -20.42     8.27           12.59
      -------------------------------------------------------------------
      *June 7, 1993.
      -------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

3

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                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
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[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.
     As of December 31, 2001, the Portfolio had invested 45.2% of net assets in its top ten holdings.

4

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, LARGE-CAP GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio seeks long-term growth of capital by investing in stocks of large-capitalization companies that are among the leaders in their industries. The adviser's internal research staff ranks hundreds of companies based on such fundamental measures as earnings growth and attractive relative valuation. Using a disciplined process, the investment managers make their selections from this group, focusing on companies that they believe are well managed, show above-average earnings growth, and have reasonable stock prices.

[FLAG] BECAUSE THE  PORTFOLIO  INVESTS A HIGHER  PERCENTAGE OF ITS ASSETS IN THE
     SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS, THE PORTFOLIO IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     The Portfolio's overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its total assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may

5

result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS


A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

6

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Alliance Capital Management L.P. (Alliance), 1345 Avenue of the Americas, New York, NY 10105, provides advisory services for the Portfolio. Alliance, an investment advisory firm founded in 1971, manages assets for public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. Alliance managed approximately $455 billion in assets as of December 31, 2001.
     The individuals responsible for overseeing the Portfolio's investments are:
- JOHN L. BLUNDIN, Executive Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and co-head of New York Growth Equities. He has worked in investment management since 1965 and has been with Alliance since 1972. Education: B.S., Yale University.
- CHRISTOPHER M. TOUB, Executive Vice President of Alliance Capital Management Corporation and co-head of New York Growth Equities. He has worked in investment management since 1987 and has been with Alliance since 1992. Education: B.A., Williams College; M.B.A., Harvard Business School. Alliance's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Alliance's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative return of the Russell 1000 Growth Index over the same period. Note that this performance fee structure will not be in full operation until September 30, 2004; before then, advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

7

     Note that Alliance became investment adviser to the Portfolio on June 22, 2001. Prior to June 22, 2001, Lincoln Capital Management Company served as the Portfolio's adviser. For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid by the Portfolio represented an effective annual rate of 0.14% and 0.12% of the Portfolio's average net assets, respectively.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

8

     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $12.01 per share. During the period, the Portfolio earned $0.01 per share from investment income (interest and dividends) and $2.35 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $14.37, reflecting an increase of $2.36 per share. The total return from the Portfolio was 19.65% for the period.

As of December 31, 2001, the Portfolio had $594 million in net assets. For the period, its annualized expense ratio was 0.39% ($3.90 per $1,000 of net assets) and its annualized net investment income amounted to 0.28% of its average net assets. It sold and replaced securities valued at 12% of its net assets.
--------------------------------------------------------------------------------

9

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       VANGUARD VARIABLE INSURANCE FUND
                                                                                               GROWTH PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $12.01       $35.14          $28.96        $24.33       $21.51     $17.58
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01          .04            .080           .16          .16       .190
 Net Realized and Unrealized Gain (Loss) on Investments     2.35       (16.73)          7.795          6.16         3.43      4.615
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         2.36       (16.69)          7.875          6.32         3.59      4.805
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.09)          (.160)         (.16)        (.20)     (.180)
 Distributions from Realized Capital Gains                    --        (6.35)         (1.535)        (1.53)        (.57)     (.695)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (6.44)         (1.695)        (1.69)        (.77)     (.875)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.37       $12.01          $35.14        $28.96       $24.33     $21.51
====================================================================================================================================

TOTAL RETURN                                              19.65%      -57.31%          28.25%        27.27%       17.37%     28.76%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $594         $501          $1,302          $953         $631       $460
 Ratio of Total Expenses to Average Net Assets           0.39%**        0.33%           0.31%         0.35%        0.39%      0.38%
 Ratio of Net Investment Income to Average Net Assets    0.28%**        0.18%           0.24%         0.59%        0.74%      1.12%
 Portfolio Turnover Rate                                     12%         136%             81%           50%          48%        38%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

10

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P010SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                         SMALL COMPANY GROWTH PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS




This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.








NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
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1 PORTFOLIO PROFILE                      9 SHARE PRICE
2 MORE ON THE PORTFOLIO                  9 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD            11 GENERAL INFORMATION
7 INVESTMENT ADVISERS                   GLOSSARY (inside back cover)
8 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Small Company Growth Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The Small Company Growth Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests mainly in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion). These companies are considered by the Portfolio's advisers to have above-average prospects for growth, but often provide little or no dividend income.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Small-cap growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART              1997                    13.27%
 SCALE -40%             1998                     7.95%
 TO 80%]                1999                    61.34%
                        2000                    15.80%
                        2001                     5.59%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 47.30% (quarter ended December 31, 1999), and the lowest return for a quarter was -19.00% (quarter ended September 30, 2001).

2

      -------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------
                                      1 YEAR  5 YEARS   SINCE INCEPTION*
      -------------------------------------------------------------------
      Small Company Growth Portfolio   5.59%  19.26%         16.58%
      Russell 2000 Growth Index       -9.23    2.87           1.58
      -------------------------------------------------------------------
      *June 3, 1996.
      -------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

3

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                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

4

     As of December 31, 2001, the Portfolio had invested 12.8% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL-CAP GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio seeks long-term growth of capital by investing primarily in small-capitalization stocks of companies that appear to offer favorable prospects for growth and price appreciation. The Portfolio's stocks are expected to provide only minimal dividend income.
     The median market capitalization of the stocks held in the Portfolio is expected to be below $1 billion. By way of comparison, the median market cap of stocks in the S&P 500 Index, which is dominated by large stocks, exceeds $60 billion.
     The Portfolio employs two investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees decides the proportion of net assets to be managed by each adviser and may change the proportions as circumstances warrant. The two advisers use active management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of securities, and the stock market and the economy in general. Each adviser uses different processes to select securities for its portion of the Portfolio's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.
     Granahan Investment Management, Inc. (Granahan), which managed about 90% of the Portfolio's assets as of December 31, 2001, categorizes stocks in its portion of the Portfolio's assets into three categories: (1) "Core" growth stocks, representing 40% to 70% of assets, are stocks of companies with demonstrated records of growth and a strong market position based on a proprietary product or service; (2) "Pioneers," 15% to 30% of assets, are stocks of companies that generally have unique technology or other innovations that may lead to new products or expansion into new markets; and (3) "Special values," 15% to 30% of assets, are stocks of companies whose stock prices are undervalued, given the adviser's view of their prospects for improvement over the next several years.

5

     Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which managed about 10% of the Portfolio's assets as of December 31, 2001, uses computerized models to select the most attractive small-capitalization growth stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     Besides common stocks, the Portfolio may invest in securities that are convertible to common stocks.
     The Portfolio's holdings may include securities issued by small or unseasoned companies with speculative risk characteristics. Small-company stocks historically have been subject to wider fluctuations in share prices and total returns than mid- or large-cap stocks. The reasons for this high degree of price volatility include: Markets for small-cap stocks are less liquid than markets for larger stocks, meaning that during periods of market turbulence it may be difficult to sell small-company stocks; small companies generally may be less able than larger ones to ride out economic downturns; and small-company stocks often pay no dividends.
     The Portfolio trades stocks aggressively, which may result in higher transaction costs for the Portfolio.

OTHER INVESTMENT POLICIES AND RISKS
Although the Portfolio typically does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its total assets in foreign securities. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

6

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's advisers attempt to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. Historically, the Portfolio has bought and sold securities frequently, resulting in a high turnover rate. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

7

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISERS

Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02451, and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, MA 02110, each provide investment advisory services for the Portfolio.
     Granahan is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan managed more than $2 billion in assets as of December 31, 2001.
     GMO is an investment advisory firm founded in 1977. As of December 31, 2001, GMO managed approximately $23 billion in assets. GMO provides investment counseling services to employee benefits plans, endowment funds, other institutions, and individuals.
     Granahan and GMO each independently manage a percentage of the Portfolio's assets subject to the supervision and control of the trustees and officers of Vanguard Variable Insurance Fund.
     The individuals responsible for overseeing the Portfolio's investments are:
- JOHN J. GRANAHAN, CFA, Founder and President of Granahan. He has worked in investment management since 1960; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.A., St. Joseph's University; Graduate Fellow of Catholic University of America.
- GARY C. HATTON, CFA, Executive Vice President of Granahan. He has worked in investment management since 1982; has been with Granahan since 1985; and has managed the Portfolio since its inception. Education: B.S., University of Rhode Island; M.S., University of Wisconsin.
- JANE M. WHITE, Executive Vice President of Granahan. She has worked in investment management since 1980; has been with Granahan since its inception; and has managed the Portfolio since 1996. Education: B.A., Boston University.

8

- CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.A., Yale University; M.B.A., Harvard University.
- ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO. He has managed investments for GMO since 1979 and began managing assets of the Portfolio in 2000. Education: B.S., University of Massachusetts.
     The Portfolio pays each adviser on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average month-end net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to each adviser are increased or decreased based upon the adviser's performance in comparison with a benchmark index. For these purposes, the cumulative investment performance of each adviser's portion of the Portfolio over a trailing 36-month period is compared with the cumulative total return of the Russell 2000 Growth Index over the same period. Note that this performance fee structure will not be in full operation for GMO until December 31, 2003; until then, GMO's advisory fees will be calculated using certain transition rules that are explained in Vanguard Variable Insurance Fund's Statement of Additional Information. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the aggregate advisory fee paid by the Portfolio represented an effective annual rate of 0.15% and 0.17% of the Portfolio's average net assets, before a performance-based increase of 0.05% and 0.04%, respectively.
     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct an adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

9

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

10

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $13.26 per share. During the period, the Portfolio earned $0.01 per share from investment income (interest and dividends) and $3.16 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $16.43, reflecting an increase of $3.17 per share. The total return from the Portfolio was 23.91% for the period.

As of December 31, 2001, the Portfolio had $494 million in net assets. For the period, its annualized expense ratio was 0.51% ($5.10 per $1,000 of net assets) and its annualized net investment income amounted to 0.27% of its average net assets. It sold and replaced securities valued at 16% of its net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       VANGUARD VARIABLE INSURANCE FUND
                                                                                        SMALL COMPANY GROWTH PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.26       $22.66          $12.87         $9.53       $11.97     $ 9.84
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01          .11             .17           .06          .06        .04
 Net Realized and Unrealized Gain (Loss) on Investments     3.16        (3.40)           9.69          3.35        (2.46)      2.13
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         3.17        (3.29)           9.86          3.41        (2.40)      2.17
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.17)           (.07)         (.06)        (.04)      (.04)
 Distributions from Realized Capital Gains                    --        (5.94)             --          (.01)          --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (6.11)           (.07)         (.07)        (.04)      (.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $16.43       $13.26          $22.66        $12.87       $ 9.53     $11.97
====================================================================================================================================

TOTAL RETURN                                              23.91%      -17.87%          76.97%        35.98%      -20.10%     22.16%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $494         $390            $480          $168         $111       $133
 Ratio of Total Expenses to Average Net Assets           0.51%**        0.50%           0.46%         0.49%        0.42%      0.39%
 Ratio of Net Investment Income to Average Net Assets    0.27%**        0.71%           0.98%         0.58%        0.54%      0.67%
 Portfolio Turnover Rate                                     16%          73%            125%           85%         106%        72%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

11

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund Small Company Growth Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P160SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                            INTERNATIONAL PORTFOLIO


                                   MAY 1, 2002



                                   PROSPECTUS





This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.








NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO
PROSPECTUS
MAY 1, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 PORTFOLIO PROFILE                      8 SHARE PRICE
3 MORE ON THE PORTFOLIO                  8 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
7 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
8 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The International Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The International Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
--------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests in the stocks of seasoned companies located outside of the United States. In selecting stocks, the investment adviser evaluates foreign markets around the world. Within markets regarded as having favorable investment climates, the adviser selects companies with above-average growth potential whose stocks sell at reasonable prices.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. In addition to facing stock market risk, the Portfolio is subject to the risks associated with foreign investing.The Portfolio's performance could be hurt by:
- Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.
- Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.
- Investment-style risk, which is the chance that returns from growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -            1995                    15.90%
 SCALE -40%             1996                    14.60%
 TO 80%]                1997                     3.34%
                        1998                    18.83%
                        1999                    25.39%
                        2000                    -6.70%
                        2001                   -18.62%
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.12% (quarter ended December 31, 1999), and the lowest return for a quarter was -15.86% (quarter ended September 30, 2001).

      -------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      -------------------------------------------------------------------------
                                           1 YEAR   5 YEARS   SINCE INCEPTION*
      -------------------------------------------------------------------------
      International Portfolio              -18.62%   3.18%          6.20%
      Morgan Stanley Capital
       International Europe, Australasia,
       Far East (MSCI EAFE) Index          -22.01    0.75           2.57
      -------------------------------------------------------------------------
      *June 3, 1994.
      -------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

3

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of companies outside of the United States. Common stocks represent partial ownership in companies and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     Returns on international stocks can be as volatile as--or more volatile than--returns on U.S. stocks. To illustrate the volatility of international stock market returns for the U.S. dollar-based investor, the following table shows the best, worst, and average total returns for international stocks over various periods as measured by the MSCI EAFE Index, a widely used barometer of international stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. Also, keep in mind that past returns are not indicative of future returns and that volatility in the future could be greater or less than past volatility.

---------------------------------------------------------------
       INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
---------------------------------------------------------------
                       1 YEAR    5 YEARS  10 YEARS    20 YEARS
---------------------------------------------------------------
Best                    69.4%     36.1%     22.0%       15.5%
Worst                  -23.4       0.4       4.4        11.0
Average                 12.3      12.2      13.1        13.5
---------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Portfolio in particular.

4

     As of December 31, 2001, the Portfolio had invested 29.1% of net assets in its top ten holdings.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS. LIKEWISE, INTERNATIONAL STOCKS GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN U.S. STOCKS.

SECURITY SELECTION
The Portfolio seeks long-term growth of capital by investing in a broadly diversified group of stocks of seasoned companies located outside of the United States. In selecting stocks, the Portfolio's adviser evaluates foreign markets around the world. Depending on its assessment of the business and investment climates in the various markets, the adviser determines the proportion of the Portfolio's assets to allocate to individual countries. Within the chosen markets, the adviser selects companies believed to have above-average growth potential and whose stocks sell at reasonable prices. The adviser generally considers  on-site  evaluations  an  important  part of the  security  selection process, and members of its team, therefore, visit more than 3,600 companies worldwide. The companies chosen by the adviser reflect a wide variety of countries and industries.
     The core of the Portfolio--normally constituting 60% to 70% of its total assets--consists of stocks of companies that possess what the adviser believes are sustainable competitive advantages and strong prospects for growth. These core holdings may include small- and mid-cap stocks along with large-cap stocks. The remainder of the Portfolio's assets consist of "non-core" stocks selected to increase the Portfolio's presence in industries or markets in which the near-term outlook is particularly favorable. These non-core holdings typically are large-cap stocks that have historically moved in accordance with their industry or local markets.
     The adviser's investment approach results in a Portfolio whose overall characteristics will often differ substantially from those of broad international stock indexes, such as the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. As a result of its different makeup, the Portfolio's performance is apt to differ substantially from time to time from the performance of broad international stock indexes.

5

     Because it invests mainly in international stocks, the Portfolio is subject to:

[FLAG] CURRENCY  RISK,  WHICH IS THE CHANCE  THAT  INVESTMENTS  IN A  PARTICULAR
     COUNTRY WILL DECLINE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     Conversely, when the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

     The Portfolio may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Portfolio's securities from falling in value during foreign market downswings. The adviser will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio may invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

6

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Portfolio's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but otherwise fail to achieve its investment objective.

TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

7

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Schroder Investment Management North America Inc. (Schroder), 31 Gresham Street, London EC2V 7QA, England, provides investment advisory services for the Portfolio. Schroder, an investment advisory firm founded in 1979, is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of December 31, 2001, The Schroder Group managed more than $150 billion in assets.
     The individual responsible for overseeing the Portfolio's investments is:
- RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Portfolio since its inception. Education: The Sorbonne, France; M.A., Cambridge University, England.
     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Portfolio's average month-end net assets for each quarter. In addition, Schroder's advisory fee may be increased or decreased, based on the cumulative total return of the Portfolio over a trailing 36-month period as compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the advisory fee paid to Schroder represented an effective annual rate of 0.125% of the Portfolio's average net assets, before a performance-based increase of 0.02% and 0.03%, respectively.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

8

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been

9

derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $10.98 per share. During the period, the Portfolio earned $0.01 per share from investment income (interest and dividends) and $1.38 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $12.37, reflecting an increase of $1.39 per share. The total return from the Portfolio was 12.66% for the period.

As of December 31, 2001, the Portfolio had $258 million in net assets. For the period, its annualized expense ratio was 0.43% ($4.30 per $1,000 of net assets) and its annualized net investment income amounted to 0.12% of its average net assets. It sold and replaced securities valued at 11% of its net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        VANGUARD VARIABLE INSURANCE FUND
                                                                                            INTERNATIONAL PORTFOLIO
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                       OCT. 1 TO -------------------------------------------------------------------
                                                  DEC. 31, 2001*         2001            2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.98       $16.96          $15.58        $12.96       $14.55     $12.74
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01          .27             .25           .23          .21        .17
 Net Realized and Unrealized Gain (Loss) on Investments     1.38        (4.64)           1.80          2.59        (1.48)      2.10
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         1.39        (4.37)           2.05          2.82        (1.27)      2.27
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         --         (.24)           (.21)         (.20)        (.18)      (.14)
 Distributions from Realized Capital Gains                    --        (1.37)           (.46)           --         (.14)      (.32)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        --        (1.61)           (.67)         (.20)        (.32)      (.46)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $12.37       $10.98          $16.96        $15.58       $12.96     $14.55
====================================================================================================================================

TOTAL RETURN                                              12.66%      -28.15%          13.62%        21.97%       -8.74%     18.55%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                        $258         $234            $365          $272         $217       $246
Ratio of Total Expenses to Average Net Assets            0.43%**        0.43%           0.38%         0.46%        0.48%      0.46%
Ratio of Net Investment Income to Average Net Assets     0.12%**        1.42%           1.48%         1.51%        1.48%      1.43%
Portfolio Turnover Rate                                      11%          50%             41%           39%          38%        22%
====================================================================================================================================

 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

10

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP(R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If  you'd  like  more  information  about  Vanguard   Variable   Insurance  Fund
International Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual report and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P086SA 052002

                       VANGUARD(R) VARIABLE INSURANCE FUND
                              REIT INDEX PORTFOLIO

                                  JUNE 28, 2002

                                   PROSPECTUS



This prospectus
contains financial data
for the Portfolio through
the fiscal period ended
December 31, 2001.








NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         The Vanguard Group(R)

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO
PROSPECTUS
JUNE 28, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1 PORTFOLIO PROFILE                      8 SHARE PRICE
2 MORE ON THE PORTFOLIO                  8 FINANCIAL HIGHLIGHTS
7 THE PORTFOLIO AND VANGUARD            10 GENERAL INFORMATION
7 INVESTMENT ADVISER                    GLOSSARY (inside back cover)
8 TAXES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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--------------------------------------------------------------------------------
A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The REIT Index Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through such a contract as offered by an insurance company.
     The REIT Index Portfolio is entirely separate from other Vanguard mutual funds, even when they have the same investment objectives and advisers. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with separate accounts in variable annuity and variable insurance plans.
-------------------------------------------------------------------------------

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES
The Portfolio invests at least 98% of its assets in the stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio employs a "passively" managed--or index--approach, by holding a mix of securities that seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio holds each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

PRIMARY RISKS
An investment in the Portfolio could lose money over short or even long periods. You should expect the Portfolio's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Portfolio's performance could be hurt by:
- Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in REIT stocks, real estate industry risk is high.
- Investment style risk, which is the chance that returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Interest rate risk, which is the chance that REIT stock prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Portfolio.

     Keep in mind that an index fund has operating expenses; a market index does not. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable insurance plan through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
[BAR CHART -            2000                    26.29%
 SCALE -40%             2001                    12.14%
 TO 80%]
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 2001), and the lowest return for a quarter was -2.66% (quarter ended September 30, 2001).

      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001
      ---------------------------------------------------------------------
                                             1 YEAR      SINCE INCEPTION*
      ---------------------------------------------------------------------
      REIT Index Portfolio                   12.14%           11.89%
      Morgan Stanley REIT Index              12.83            12.23
      Target REIT Composite**                12.65            12.12
      ---------------------------------------------------------------------
       *February 9, 1999.
      **The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
      ---------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. You also would incur fees associated with the variable annuity or variable insurance plan through which you invest. Detailed information about the cost of investing in the Portfolio is presented in the "Fee Table" section of the accompanying prospectus for the variable annuity or variable insurance plan through which Portfolio shares are offered.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contractholder, pay the costs of operating a portfolio, plus any transaction costs associated with the portfolio's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
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MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the

3

financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio shareholder.
     The following sections explain the primary investment strategies and policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio invests primarily in common stocks of U.S. companies. Common stocks represent partial ownership in companies, and entitle stockholders to share proportionately in the companies' profits (or losses) and in any dividends they distribute.
     The Portfolio is an index fund. Index funds are "passively" managed, meaning that their investment advisers try to match, as closely as possible, the performance of an established targeted index. Index funds do this by holding either all--or a representative sample--of the securities in the target index. So, instead of trying to outperform the market as a whole, index funds simply mirror what their target indexes do, for better or worse.

[FLAG] THE  PORTFOLIO IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Although this example is based on the U.S. stock market, international stock prices and total returns fluctuate significantly, too. Note that the returns shown in the table do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

4

[FLAG] THE  PORTFOLIO IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, SMALL- AND MID-CAP VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER-- OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
The Portfolio uses an index approach in seeking to provide a high level of income and moderate long-term growth of capital by attempting to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts (REITs).
     The Portfolio invests in stocks of REITs, which own office buildings, hotels, shopping centers, and other properties. The Portfolio uses a "passively" managed--or index--approach to create a mix of securities that will match, as closely as possible, the performance of the REIT Index. Holdings of the Index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The Portfolio will hold each stock found in the Index in approximately the same proportion as represented in the Index itself. For example, if a specific stock represented 2% of the Morgan Stanley REIT Index, the Portfolio would invest 2% of its assets in that stock.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                      REITS

Rather than owning properties directly--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------

[FLAG] BECAUSE  IT  INVESTS  IN STOCKS OF REITS,  THE  PORTFOLIO  IS  SUBJECT TO
     SEVERAL RISKS IN ADDITION TO THE RISK OF A GENERAL DECLINE IN THE STOCK MARKET. THESE RISKS INCLUDE:

     REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES.

     INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES.

5

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT, which owns properties, generates income (from rental and lease payments) and offers the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds properties and mortgages.
--------------------------------------------------------------------------------

     The Portfolio's returns will be strongly linked to the ups and downs of the commercial real estate market. Real estate goes through up and down market cycles that can be extreme and long-lasting. In general, many factors affect real estate values, including: the supply of, and demand for, properties; the economic health of the nation or of specific geographic regions; and the strength of specific industries that are renting properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extensive vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, increases in property taxes, or changes in zoning laws.
     The Morgan Stanley REIT Index comprises stocks of publicly traded equity REITs (other than health care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs only.
     As of December 31, 2001, the Index included 104 REITs. The Index is rebalanced every calendar quarter and whenever a REIT is removed from the Index. A REIT can be removed from the Index because its market capitalization falls below $75 million, or because of corporate activity such as a merger, acquisition, or bankruptcy; IRS removal of REIT status; a fundamental change in the REIT's business; or a change in shares outstanding. REITs in the Morgan Stanley REIT Index tend to be mid- and small-capitalization stocks, with market capitalizations generally below $4 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than the overall stock market. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.
     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and geographic regions. The Index's makeup, as of December 31, 2001, follows.

--------------------------------------------------------------
TYPE OF REIT                              PERCENTAGE OF INDEX
--------------------------------------------------------------
Apartments                                          24.6%
Office                                              23.4
Retail                                              20.1
Industrial                                          14.0
Diversified                                         12.5
Hotels                                               5.4
--------------------------------------------------------------

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     The Portfolio intends to remain at least 98% invested in the stocks of REITs; the remaining assets will be invested in cash investments to maintain liquidity.

OTHER INVESTMENT POLICIES AND RISKS
The Portfolio will hold foreign securities only to the extent that they are represented in its target benchmark index. To the extent that the Portfolio holds foreign securities, it is subject to (1) country risk, which is the chance that political events (such as a war), financial problems (such as a government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
     The Portfolio may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Portfolio uses futures only for the purpose of matching its target index. To the extent that the Portfolio invests in futures, it will not have 98% of its assets in REIT stocks. The Portfolio's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Portfolio will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

7

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                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
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TURNOVER RATE
A mutual fund's turnover rate is a measure of its trading activity. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its net assets within a one-year period.) The Portfolio may sell securities regardless of how long they have been held. The turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2001, Vanguard managed more than $408 billion in total assets. The individual responsible for overseeing the Portfolio's investments is:
- GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.

8

     For the fiscal year ended September 30, 2001, and the fiscal period ended December 31, 2001, the Portfolio's advisory expenses represented an effective annual rate of 0.02% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Portfolio.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity or variable life insurance plan through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a portfolio's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A portfolio also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
     The Portfolio's NAV is used to determine the unit value for the separate account that invests in the Portfolio. For more information on unit values, please refer to the accompanying prospectus of the insurance company's separate account that offers your annuity or life insurance contract.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an

9

investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began the fiscal period ended December 31, 2001, with a net asset value (price) of $12.44 per share. During the period, the Portfolio earned $0.14 per share from investment income (interest and dividends) and $0.45 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them.

Shareholders received no distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $13.03, reflecting an increase of $0.59 per share. The total return from the Portfolio was 4.74% for the period.

As of December 31, 2001, the Portfolio had $96 million in net assets. For the period, its annualized expense ratio was 0.39% ($3.90 per $1,000 of net assets) and its annualized net investment income amounted to 6.27% of its average net assets. It sold and replaced securities valued at 3% of its net assets.
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------------------------------------------------------------------------------------------------------------------------
                                                                             VANGUARD VARIABLE INSURANCE FUND
                                                                                   REIT INDEX PORTFOLIO
                                                                                 YEAR ENDED SEPT. 30,
                                                          OCT. 1 TO ----------------------------------      FEB. 8** TO
                                                     DEC. 31, 2001*             2001             2000     SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.44           $11.61           $ 9.85            $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                          .14              .45              .43               .28
 Net Realized and Unrealized Gain (Loss) on Investments         .45              .79             1.57              (.43)
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             .59             1.24             2.00              (.15)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                            --             (.37)            (.23)               --
 Distributions from Realized Capital Gains                       --             (.04)            (.01)               --
------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           --             (.41)            (.24)               --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.03           $12.44           $11.61            $ 9.85
========================================================================================================================

TOTAL RETURN                                                  4.74%           11.02%           20.79%            -1.50%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                           $96              $84              $47               $21
 Ratio of Total Expenses to Average Net Assets               0.39%+            0.39%            0.47%            0.27%+
 Ratio of Net Investment Income to Average Net Assets        6.27%+            5.81%            6.30%            6.26%+
 Portfolio Turnover Rate                                         3%              10%               6%                4%
========================================================================================================================
 *The Portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Initial share  purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement began.
 +Annualized.

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     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable insurance plan through which you invest. The expenses of the annuity or insurance plan reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

GENERAL INFORMATION

The Portfolio offers its shares to insurance company separate accounts that fund both annuity and life insurance contracts. Because of differences of tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The
Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the prospectus for the insurance company's separate account. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.


The REIT Index Portfolio is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group Inc.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt badly by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP]
[THE VANGUARD GROUP (R)]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard Variable Insurance Fund REIT Index Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Balanced and Stock Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD VARIABLE
INSURANCE FUND
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-866-734-4525

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P147SA 062002

The Part B for Vanguard Variable Insurance Fund is incorporated by reference from the prior filing of the 22nd Post-Effective Amendment to the Trust's Registration Statement on Form N-1A.